THE FLEX-PARTNERS                P.O. Box 7177, Dublin, OH 43017 (800)494-3539



         [PHOTO] Sextant                  1998 ANNUAL REPORT




Investment Adviser - R. Meeder & Associates

Distributor - Adviser Dealer Services, Inc.

PERFORMANCE CAPSULE     Period and Average Annual Total Returns as of 12/31/98


before deduction of     Tactical Asset             Core                  Utility       International
sales charges           Allocation Fund         Equity Fund            Growth Fund      Equity Fund
----------------------------------------------------------------------------------------------------------
                      Class A    Class C     Class A    Class C     Class A    Class C
                      Shares     Shares      Shares     Shares      Shares     Shares
----------------------------------------------------------------------------------------------------------
One Year              28.38%     28.13%      22.78%     22.85%       8.34%      8.08%        19.78%
Three Year              --       16.59%        --         --        16.15%     15.95%          --
Since Inception       21.13%(1)  18.11%(2)   17.24%(3)  17.18%3     18.50%(4)  18.31%(4)     12.34%(5)


                        Tactical Asset              Core                  Utility       International
net of sales charges    Allocation Fund          Equity Fund            Growth Fund      Equity Fund*
-----------------------------------------------------------------------------------------------------------
                      Class A    Class C     Class A    Class C     Class A    Class C
                      Shares*    Shares**    Shares*    Shares**    Shares*    Shares**
-----------------------------------------------------------------------------------------------------------
One Year              23.26%     26.63%      17.85%     21.35%       4.03%      6.58%        14.97%
Three Year              --       16.59%        --         --        14.59%     15.95%          --
Since Inception       19.10%(1)  18.11%(2)   13.91%(3)  16.19%(4)   17.12%(4)  18.31%4        8.95%(4)


To obtain a prospectus containing more complete information about The Flex-Partners Funds, including other fees and expenses that apply to a continued investment in the Fund, you may call The Flex-Partners at (800)494-3539 or write P.O. Box 7177, Dublin OH 43017. Please read the prospectus carefully before investing.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. All performance figures represent total returns and average annual total returns for the periods ended 12/31/98. Investment performance represents total return and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of The Core Equity Fund, Tactical Asset Allocation Fund, Utility Growth Fund, and International Equity Fund during each of the periods shown above.

*    Reflects the deduction of 4.00% maximum sales charges.

**   Reflects the deduction of contingent deferred sales charges as follows:
     1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00% thereafter.

(1) Inception Date for Class A Shares 8/1/96. (2) Inception Date for Class C Shares 6/1/95. (3) Inception Date for Class A and C Shares 8/1/97. (4) Inception Date for Class A and C Shares 7/11/95. (5) Inception Date 9/2/97.


The Flex-Partners 1998 Annual Report Page 2

TABLE OF CONTENTS
--------------------------------------------------------------------------------

A Look Back                                                           4

A Look Ahead                                                          6

The Flex-Partners family of no-load mutual funds                      7

Tactical Asset Allocation Fund                                        8

Core Equity Fund                                                     10

Utility Growth Fund                                                  12

International Equity Fund                                            14

Portfolio Holdings & Financial Statements                            16


ON THE COVER
The sextant was a valuable instrument for many ship captains, used to determine location and direction based upon the position of the stars. The sextant represents our commitment to providing sound investment instruments to help shareholders navigate their way to financial security.


                                     The Flex-Partners 1998 Annual Report Page 3

R. MEEDER & ASSOCIATES  Founded in
Columbus, OH on April 1, 1974 with
three employees and $100,000 in assets
under management.


A LOOK BACK . . .

     1974 was not a particularly good year to start an investment management firm. The stock market was stuck in a severe downturn, hitting its lowest level in almost ten years. Inflation was rampant as energy prices skyrocketed in response to the Arab oil embargo. The Watergate scandal had crippled the U.S. Government, and the nation was stricken with apprehension and uncertainty about the country's economy.

     Despite all the doom and gloom that afflicted the financial markets during this time, investing had become an integral part of many people's lives -- for higher education, for retirement, and for overall security. However, the risks associated with investing in the stock market, especially during bear markets when nearly all stocks lose value, can outweigh the potential rewards. A need developed in the financial marketplace for investment management services that would help investors achieve positive returns during times of market strength, and preserve these values during times of market weakness.

     Robert S. Meeder Sr. saw this opportunity and set out to create an investment management firm that would reach out to investors with a unique investment discipline, offering the potential of shelter from the downside risk of a declining stock market with the potential of achieving substantial gains when the market is strong.

     The investment discipline developed by Mr. Meeder -- Defensive Investing -- became the cornerstone of R. Meeder & Associates, which opened for business in Columbus, Ohio in the thick of the `74 bear market. Defensive Investing seeks to maximize shareholder returns when the risk/reward relationships in the market are positive. When the risk/reward relationships in the market are negative, Defensive Investing seeks to preserve values by moving out of the stock and bond markets into more stable money market instruments.

     Defensive Investing became the core investment philosophy of the first accounts managed by R. Meeder & Associates in 1974, and the first Flex-Partners fund launched in 1995. The Tactical Asset Allocation Fund brought the discipline of "defensive investing" to the equity markets, offering investors the potential for substantial returns during bull markets while seeking to preserve investment gains during bear markets.


The Flex-Partners 1998 Annual Report Page 4

     Our Defensive Investing discipline has rewarded many investors over the 25-year history of R. Meeder & Associates. However, recognizing that the financial needs and goals of every investor are different, The Flex-Partners offer a wide range of investment options to investors, including the "sector neutral, style neutral" investment discipline of the Core Equity Fund, the socially conscious investment policies of the Utility Growth Fund, and most recently the global investment expertise of the International Equity Fund.

     Each mutual fund in The Flex-Partners family is managed by an investment specialist who has financial expertise in a particular field of concentration. By tapping the expertise of these managers, The Flex-Partners provide investors with access to some of the best stock analysts and investment advisers in the country. Whether you are an individual or an institutional investor, you can now invest with the experts at The Flex-Partners to help meet your own financial goals.

     As the scope of our investment products and services has broadened, we continue to remain focused on the individual needs and objectives of our shareholders. While the future will undoubtedly bring change to R. Meeder & Associates and The Flex-Partners, we will not change the commitment we made to investors when our company was founded 25 years ago -- to provide sound investment management services to our clients and shareholders so that they may achieve financial prosperity and security.


[LINE GRAPH] The following information was depicted as a graph:

     Value of $1,000 from 1974 to 1998 for the Dow Jones Industrial Average, the 10 Year Treasury Bill, and the S&P 500. Other events plotted on the graph include:

     Carter elected President
     Gas prices skyrocket as energy crisis hits the U.S.
     Inflation reaches 14%, Reagan elected President
     The original Flex-fund is launched
     Dow Jones Industrial Average crosses 1000
     Crash of 1987 - Stocks fall more than 20% on Black Monday
     Collapse of the Berlin Wall marks the end of communism in Europe Clinton elected President
     Dow Jones Industrial Average crosses 5000
     The Flex-Partners Tactical Asset Allocation Fund is launched
     The Utility Growth Fund is launched
     The Core Equity Fund is launched
     The International Equity Fund is launched

Today R. Meeder & Associates manages $1.4 billion in assets with a staff of 45 professionals from headquarters located in Dublin, OH.


                                     The Flex-Partners 1998 Annual Report Page 5

A LOOK AHEAD . . .

     Today is a very exciting time -- and a scary time -- to be an investor.

     With the tremendous advances in technology and communications over the last 25 years, the financial markets have entered what seems to be a brave new world. The inventions and innovations of the pioneering companies in these industries have contributed greatly to the prosperity of our economy. But just because it is a brave new world for the financial markets does not mean it is a world free from risk and adversity. The possibilities that the future may bring to the marketplace are at the same time dynamic and daunting.

     As an investor, there are two ways you can approach investing in this brave new world: 1) you can spend much of your free time researching companies and watching the markets, then making investment decisions based on your observations; or 2) you can choose a team of investment advisers who will monitor the markets for you and manage your investments with your financial goals in mind.

     Investment firms are successful not because of profits or returns or assets under management, but because of the confidence they earn from clients. Confidence comes from discipline and, like an investment, grows substantially over time.

     For 25 years, investors have placed their confidence in the investment discipline of R. Meeder & Associates, seeking to take full advantage of the opportunities the financial markets present while attempting to avoid the risks of downside loss that will always be inherent in investing. Our success has been driven by the commitment we have made to every client since we opened for business in 1974. This commitment will continue to be the core value upon which we build our business in the future.

     The scope of our investment services is now broader than our founding principle of "defensive investing." After 25 years of serving investors, we have built a network of investment specialists who are experts in their chosen fields and have successfully helped investors of all types meet their financial goals. Now, through investments offered exclusively by The Flex-Partners, you can take advantage of the skills and research usually available only to large institutions. With this network of investment experts, we believe we can continue to provide you with the means to achieve your financial objectives well into the future.

     It is our objective to continue developing new investment solutions that utilize the abilities of the best and brightest in the financial world. We are also committed to improving the services we offer to all Flex-Partners shareholders, to make investing with the experts more convenient and more successful for you.

The Flex-Partners 1998 Annual Report Page 6

THE FLEX-PARTNERS FAMILY OF MUTUAL FUNDS



TACTICAL ASSET
ALLOCATION FUND                    CORE EQUITY FUND
invests in the shares              utilizes a "sector neutral,
of other mutual funds              style neutral" investment
under the "defensive               strategy with a team of 10
investing" discipline              sector specialists.
--------------------------------------------------------------------------------
CONSERVATIVE                                                          AGGRESSIVE
--------------------------------------------------------------------------------
                UTILITY GROWTH FUND offers            INTERNATIONAL EQUITY FUND
                investors a socially-                 employs a team of
                conscious approach to                 investment experts in 22
                utilities industry                    different countries
                investing, by not owning              searching for prime
                stock in companies that               investment opportunities
                generate nuclear power.               in the global marketplace.



                                     The Flex-Partners 1998 Annual Report Page 7

The Flex-Partners 1998 Annual Report

TACTICAL ASSET ALLOCATION FUND


[PHOTO] Robert S. Meeder, Jr., Portfolio Manager


     While many funds struggled throughout the volatile market environment of 1998, The Tactical Asset Allocation Fund was able to outperform its peer group with a total return for 1998 of 28.38% for Class A Shares and 28.13% for Class C Shares, prior to sales charges. This compares favorably with the 12.25% total return of the average asset allocation fund for 1998, according to Morningstar.

     The Fund's performance during the volatile market of 1998 was an excellent demonstration of the effectiveness of our "defensive investing" philosophy, which seeks to maximize shareholder return with investments in equity mutual funds when the risk/reward relationships in the stock market are favorable, and to protect shareholder gains with investments in cash equivalents when the risk/reward relationships are negative.

     Our evaluation of market conditions through the first half of the year caused us to approach our equity mutual fund investments with caution, as we periodically maintained defensive positions in cash equivalents. The stock market had been overvalued for some time, according to many fundamental measurements of market performance. Moreover, technical measurements also raised doubts about the health of the market during 1998.

     The third quarter confirmed our assessment of overvaluation, as the stock market suffered its worst decline in many years. Timely decisions to adopt a more defensive position as the market began to decline significantly helped the Fund preserve year-to-date gains and avoid losses that affected most other equity funds. For the third quarter, the average asset allocation fund declined -6.18% according to Morningstar, while The Tactical Asset Allocation Fund declined only -3.25% for Class A and C Shares.

     Our investment discipline prompted us to return to a fully invested position by late October, once our evaluation of the risk/reward relationships in the stock market turned positive again. The exceptional performance of the Fund during the fourth quarter was due partly to our well-researched selection of equity mutual funds for investment. By December 31, The Fund's portfolio was split rather evenly between Nasdaq-oriented funds that favor the technology sector, and growth funds that are pegged to the S&P 500 Index.

     We expect volatility and narrowness to continue its hold on the financial markets through 1999. The risks of stock market investing remain as high as ever, although potential rewards do exist. We will continue to monitor the equity markets for investment opportunities in mutual funds that are weighted toward the growth sectors of the market, and plan to take advantage of them when our evaluation of the risk/reward relationships are favorable.


The Flex-Partners 1998 Annual Report Page 8

PERFORMANCE UPDATE as of 12/31/98
-------------------------------------------------------------------------------
   Period & Average Annual Total Returns before deduction of sales charges

                      Class A Shares    Class C Shares
                      --------------    --------------
   1 year                  28.38%            28.13%
   3 years                     --            16.59%
   Since Inception         21.13%(1)         18.11%(2)

   Period & Average Annual Total Returns net of sales charges

                      Class A Shares*   Class C Shares**
                      ---------------   ----------------
   1 year                  23.26%            26.63%
   3 years                     --            16.59%
   Since Inception         19.10%(1)         18.11%(2)

1 Inception Date 8/1/96
2 Inception Date 6/1/95


QUARTERLY PERFORMANCE
-------------------------------------------------------------------------------
   Quarterly Total Returns for 1998 before deduction of sales charges

                       Class A Shares    Class C Shares
                       --------------    --------------
   First Quarter            4.07%             3.92%
   Second Quarter           1.83%             1.89%
   Third Quarter           -3.25%            -3.25%
   Fourth Quarter          25.22%            25.08%

   Quarterly Total Returns for 1998 net of sales charges

                       Class A Shares*   Class C Shares**
                       ---------------   ----------------
   First Quarter           -0.08%             2.42%
   Second Quarter          -2.25%             0.39%
   Third Quarter           -7.15%            -4.70%
   Fourth Quarter          20.21%            23.58%


*    Reflects the deduction of 4.00% maximum sales charges.
**   Reflects the deduction of contingent deferred sales charges as follows:
     1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00% thereafter.


PORTFOLIO HOLDINGS as of 12/31/98
-----------------------------------------------------------------------

[CHART] The following information was presented as a pie chart:

     Fidelity OTC             25.67%
     Janus Twenty             20.02%
     Gabelli Growth           17.52%
     Federated Max-Cap        11.03%
     Rydex OTC                10.66%
     MFS Investors Growth A    7.55%
     S&P Futures               4.28%
     Cash Equivalents          3.27%


GROWTH OF $10,000
-----------------------------------------------------------------------

[GRAPH] The following information was presented as a line graph:

       Tactical Asset Allocation  Tactical Asset Allocation  Morningstar Average
         Fund Class A Shares         Fund Class A Shares       Asset Allocation
        (before sales charges)      (net of sales charges)           Fund
        ----------------------      ----------------------   -------------------
08/01/96       $10,000                      $9,600                  $10,000
09/30/96       $10,232                      $9,823                  $10,474
12/31/96       $10,551                      $10,129                 $11,001
03/31/97       $10,719                      $10,290                 $10,988
06/30/97       $12,055                      $11,572                 $12,037
09/30/97       $13,069                      $12,546                 $12,795
12/31/97       $12,375                      $11,880                 $12,853
03/31/98       $12,878                      $12,363                 $13,794
06/30/98       $13,114                      $12,589                 $13,947
09/30/98       $12,687                      $12,179                 $13,137
12/31/98       $15,887                      $15,251                 $14,326


[GRAPH] The following information was presented as a line graph:

       Tactical Asset Allocation  Tactical Asset Allocation  Morningstar Average
         Fund Class C Shares         Fund Class C Shares       Asset Allocation
        (before sales charges)      (net of sales charges)           Fund
        ----------------------      ----------------------   -------------------
06/01/95       $10,000                    $ 9,850                 $10,000
06/30/95       $10,408                    $10,258                 $10,185
09/30/95       $11,496                    $11,346                 $10,699
12/31/95       $11,457                    $11,307                 $11,117
03/31/96       $11,716                    $11,566                 $11,379
06/30/96       $12,174                    $12,024                 $11,643
09/30/96       $11,681                    $11,531                 $11,900
12/31/96       $12,038                    $11,963                 $12,499
03/31/97       $12,225                    $12,150                 $12,483
06/30/97       $13,783                    $13,783                 $13,675
09/30/97       $14,875                    $14,875                 $14,537
12/31/97       $14,170                    $14,170                 $14,603
03/31/98       $14,725                    $14,725                 $15,671
06/30/98       $15,003                    $15,003                 $15,845
09/30/98       $14,515                    $14,515                 $14,925
12/31/98       $18,156                    $18,156                 $16,276


Please see additional fund performance information on page 2.


                                     The Flex-Partners 1998 Annual Report Page 9

The Flex-Partners 1998 Annual Report

CORE EQUITY FUND


[PHOTO] William L. Gurner, Portfolio Manager


     Two words can best describe the performance of the stock market during 1998: "volatile" and "narrow." While the first six months of the year were relatively calm, with the market performing much to our expectations, the second six months were anything but.

     Investors received a cold shot of reality during the third quarter, as equity markets plunged in response to financial crises in many emerging markets and concerns about the effect of these crises on U.S. corporate earnings. By early October, the Dow Jones Industrial Average had given back nearly all of its year-to-date gains. However, the spectacular market comeback of the fourth quarter helped the Dow and other large-cap market indexes finish the year in or near record territory.

     This may seem like good news to many casual market watchers. But looking more closely at the composition of these indexes, it is apparent how narrow and risky the stock market was in 1998. In the S&P 500, 11 stocks contributed more than 50% of the index's gains for the year, and 55 stocks contributed more than 90% of the index's gains. Moreover, a total of 206 S&P 500 stocks (more than 40% of the index's total) finished 1998 in negative territory.

     These facts underscore the inherent risks of investing in the equity markets, as well as the benefits of the Fund's "sector neutral, style neutral" approach to managing these risks for investors. Through the whipsaw volatility and extreme narrowness that characterized the performance of the stock market in 1998, the Core Equity Fund adhered to its investment strategy by remaining nearly fully invested in equities throughout the year. While such exposure may have left some investors feeling queasy at times, especially during the market corrections of the third quarter, our position ultimately helped us achieve strong returns in the fourth quarter and for all of 1998.

     For the year, The Core Equity Fund gained 22.78% for Class A Shares and 22.85% for Class C Shares prior to sales charges, outperforming the 19.37% annual return for the average growth fund according to Morningstar.

     We expect to see continued narrowness and volatility in the stock market as we begin 1999. The technology and health sectors should remain strong, while lower commodity prices could hamper the performance of the energy and raw materials sectors. Fears about Y2K may hurt the market later in the year, but we should continue to see opportunities for stock selection both within and outside the S&P 500 that could benefit shareholders in the long-term.


The Flex-Partners 1998 Annual Report Page 10

PERFORMANCE UPDATE as of 12/31/98
-------------------------------------------------------------------------------
   Period & Average Annual Total Returns before deduction of sales charges

                      Class A Shares     Class C Shares
                      --------------     --------------
   1 year                  22.78%             22.85%
   Since Inception        17.24%(1)           17.18%(1)

   Period & Average Annual Total Returns net of sales charges

                      Class A Shares*    Class C Shares**
                      ---------------    ----------------
   1 year                  17.85%             21.35%
   Since Inception         13.91%(1)          16.19%(1)

1 Inception Date for Class A and C Shares 8/1/97


Quarterly Performance
-------------------------------------------------------------------------------

   Quarterly Total Returns for 1998 before deduction of sales charges

                       Class A Shares    Class C Shares
                       --------------    --------------
   First Quarter           12.71%            12.64%
   Second Quarter           2.38%             2.17%
   Third Quarter          -11.29%           -11.05%
   Fourth Quarter          19.94%            20.01%

   Quarterly Total Returns for 1998 net of sales charges

                       Class A Shares*   Class C Shares**
                       ---------------   ----------------
   First Quarter            8.18%            11.14%
   Second Quarter          -1.75%             0.67%
   Third Quarter          -14.84%           -12.38%
   Fourth Quarter          15.15%            18.51%


*    Reflects the deduction of 4.00% maximum sales charges.
**   Reflects the deduction of contingent deferred sales charges as follows:
     1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00% thereafter.


SECTOR WEIGHTINGS as of 12/31/98
-----------------------------------------------------------------------

[CHART] The following information was presented as a pie chart:

     Sector (Manager)              % of Portfolio
     ------------------------------------------------
     Technology (RCM)                   19.20%
     Finance (Delta Capital)            15.33%
     Consumer Non-Durables              13.74%
       (Barrow-Hanley)
     Health (Alliance)                  11.79%
     Utilities (Miller/Howard)          10.61%
     Consumer Durables                   6.77%
       (Barrow-Hanley)
     Energy (Mitchell Group)             6.30%
     Materials & Services                5.55%
       (Ashland)
     Consumer Goods (Hallmark)           4.39%
     Transportation                      0.92%
       (Miller/Howard)
     S&P 500 Futures                     4.20%
     Cash Equivalents                    1.20%


GROWTH OF $10,000
----------------------------------------------------------

[GRAPH] The following information was presented as a line graph:


           Core Equity Fund            Core Equity Fund
            Class A Shares              Class A Shares       Morningstar Average
        (before sales charges)      (net of sales charges)       Growth Fund
        ----------------------      ----------------------   -------------------
08/01/97        $10,000                     $ 9,600                $10,000
09/30/97        $10,024                     $ 9,623                $10,300
12/31/97        $10,200                     $ 9,792                $10,159
03/31/98        $11,497                     $11,037                $11,448
06/30/98        $11,770                     $11,299                $11,546
09/30/98        $10,442                     $10,024                $ 9,882
12/31/98        $12,524                     $12,023                $12,069


[GRAPH] The following information was presented as a line graph:

           Core Equity Fund            Core Equity Fund
            Class C Shares              Class C Shares       Morningstar Average
        (before sales charges)      (net of sales charges)       Growth Fund
        ----------------------      ----------------------   -------------------
08/01/97       $10,000                       $ 9,850             $10,000
09/30/97       $10,024                       $ 9,874             $10,300
12/31/97       $10,188                       $10,038             $10,159
03/31/98       $11,475                       $11,325             $11,448
06/30/98       $11,725                       $11,575             $11,546
09/30/98       $10,429                       $10,279             $ 9,882
12/31/98       $12,516                       $12,366             $12,069


Please see additional fund performance information on page 2.


                                    The Flex-Partners 1998 Annual Report Page 11

The Flex-Partners 1998 Annual Report

UTILITY GROWTH FUND


[PHOTO] Lowell G. Miller, Portfolio Manager


     1998 proved to be a challenging year for The Utility Growth Fund. Following the Fund's strong first quarter performance, this summer's market downturn adversely affected the Fund's returns for the year. Robust gains in the fourth quarter helped the Fund finish 1998 on a positive note with a total return of 8.34% for Class A Shares and 8.08% for Class C Shares prior to sales charges, below the 18.08% return of the average utility fund according to Morningstar.

     The strong performance of the leading utility funds was mostly due to the "flight to quality" of investors fleeing the turmoil of the world's equity markets, as well as higher than normal gains by many electric utility companies that generate nuclear power. The Fund's socially-conscious investment policy prevents us from investing in these equities, for we consider the risks and strict regulatory environment of the nuclear power industry to be a hindrance to the long-term profitability of these companies.

     Many investors who rushed into large-cap electric utilities during the market turmoil of the spring and summer did so mostly in search of a safe place for their capital while the broader market declined. This recent surge by nuclear-based utilities may subside; if so, our portfolio should resume its standing among its peer group through 1999.

     There were some bright spots in the Fund's portfolio that aided our performance for the year. Telecommunications stocks continued to ring up strong gains, and this sector comprised nearly 40% of the Fund's portfolio by year-end. Merger activity in the broad utilities industry also benefited the Fund: MCI united with Worldcom (4.02% of portfolio) and Pacificorp (1.56% of portfolio) accepted Scottish Power's invitation to join forces. We expect industry consolidation to continue, especially in the gas and electric distribution markets. Our focus for stock selection in the coming year will be on companies in these sectors that are prime candidates for merger or acquisition.

     We continue to believe the telecommunications stocks are at present fully valued, even though several of these issues show no signs of exhaustion following their rapid ascent into record territory. We have been concerned about the high valuations of these companies for some time, and looking forward we may reduce some of our exposure to this sector should they begin to falter.

     The Fed's willingness to lower interest rates in response to contagious global economic crises is a positive sign. As long as interest rates remain low, we see many opportunities for stock selection in the various utility industries that hold excellent potential for growth in the coming year.

Because the Utility Growth Fund concentrates its investments in public utility companies, the value of the Fund's shares may fluctuate more than if invested in a greater number of industries. Changes in interest rates may also affect the value of utility stocks, and rising interest rates can be expected to reduce the Utility Growth Fund's net asset value.


The Flex-Partners 1998 Annual Report Page 12

PERFORMANCE UPDATE as of 12/31/98
-------------------------------------------------------------------------------
   Period & Average Annual Total Returns before deduction of sales charges

                          Class A Shares  Class C Shares
                          --------------  --------------
   1 year                       8.34%          8.08%
   3 years                     16.15%         15.95%
   Since Inception             18.50%(1)      18.31%(1)

   Period & Average Annual Total Returns net of sales charges

                          Class A Shares*  Class C Shares**
                          ---------------  ----------------
   1 year                       4.03%          6.58%
   3 years                     14.59%         15.95%
   Since Inception             17.12%(1)      18.31%(1)

1 Inception Date for Class A and C Shares 7/11/95


QUARTERLY PERFORMANCE
-------------------------------------------------------------------------------
   Quarterly Total Returns for 1998 before deduction of sales charges

                          Class A Shares   Class C Shares
                          --------------   --------------
   First Quarter               9.92%           9.87%
   Second Quarter             -3.17%          -3.21%
   Third Quarter             -10.33%         -10.40%
   Fourth Quarter             13.52%          13.43%

   Quarterly Total Returns for 1998 net of sales charges

                          Class A Shares*  Class C Shares**
                          ---------------  ----------------
   First Quarter               5.55%           8.37%
   Second Quarter             -7.03%          -4.66%
   Third Quarter             -13.94%         -11.74%
   Fourth Quarter              9.01%          11.93%


* Reflects the deduction of 4.00% maximum sales charges.
** Reflects the deduction of contingent deferred sales charges as follows: 1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00% thereafter.


SECTOR WEIGHTINGS as of 12/31/98
-----------------------------------------------------------------------

[CHART] The following information was presented as a pie chart:

     Telecomm. Services            40.00%
     Natural Gas (Distributor)     21.10%
     Oil/Gas (Domestic)            11.80%
     Electric Utility              10.90%
     Electric/Gas Utility           8.00%
     Telecomm. Equipment            2.90%
     Water Utility                  2.80%
     Cash Equivalents               2.50%


GROWTH OF $10,000
----------------------------------------------------------

[GRAPH] The following information was presented as a line graph:


[GRAPH] The following information was presented as a line graph:


          Utility Growth Fund         Utility Growth Fund
            Class A Shares              Class A Shares       Morningstar Average
        (before sales charges)      (net of sales charges)       Utility Fund
        ----------------------      ----------------------   -------------------
07/11/95       $10,000                     $ 9,600                 $10,000
09/30/95       $10,520                     $10,099                 $10,644
12/31/95       $11,511                     $11,050                 $11,369
03/31/96       $11,398                     $10,942                 $11,354
06/30/96       $12,072                     $11,589                 $11,805
09/30/96       $12,035                     $11,553                 $11,599
12/31/96       $12,963                     $12,445                 $12,558
03/31/97       $12,660                     $12,153                 $12,445
06/30/97       $13,650                     $13,104                 $13,536
09/30/97       $14,783                     $14,192                 $14,270
12/31/97       $16,646                     $15,981                 $15,736
03/31/98       $18,297                     $17,565                 $17,345
06/30/98       $17,718                     $17,009                 $17,060
09/30/98       $15,888                     $15,252                 $16,779
12/31/98       $18,035                     $17,314                 $18,580
12/31/98       $18,156                     $18,156                 $19,091


[GRAPH] The following information was presented as a line graph:

          Utility Growth Fund         Utility Growth Fund
            Class C Shares              Class C Shares       Morningstar Average
        (before sales charges)      (net of sales charges)       Utility Fund
        ----------------------      ----------------------   -------------------
07/11/95       $10,000                       $ 9,850                $10,000
09/30/95       $10,513                       $10,363                $10,644
12/31/95       $11,507                       $11,357                $11,369
03/31/96       $11,391                       $11,241                $11,354
06/30/96       $12,044                       $11,894                $11,805
09/30/96       $12,019                       $11,869                $11,599
12/31/96       $12,940                       $12,790                $12,558
03/31/97       $12,627                       $12,552                $12,445
06/30/97       $13,601                       $13,526                $13,536
09/30/97       $14,741                       $14,741                $14,270
12/31/97       $16,596                       $16,596                $15,736
03/31/98       $18,234                       $18,234                $17,345
06/30/98       $17,649                       $17,649                $17,060
09/30/98       $15,813                       $15,813                $16,779
12/31/98       $17,936                       $17,936                $18,580
12/31/98       $18,156                       $18,156                $19,091


Please see additional fund performance information on page 2.


                                    The Flex-Partners 1998 Annual Report Page 13

The Flex-Partners 1998 Annual Report

INTERNATIONAL EQUITY FUND


[PHOTO] Michael Sparkes, Portfolio Manager


     1998 marked the first full year for The International Equity Fund as a member of The Flex-Partners family of mutual funds. We are pleased that the Fund was able to outperform its peer group average during its first full year, with a annual total return of 19.78% before deduction of sales charges. According to Morningstar, the average foreign stock fund gained 12.68% during 1998.

     For international equity markets, this past year was as volatile and tumultuous as any seen in recent years. The contagious Asian financial crisis at last reached the shores of Japan, as the world's second-largest economy fell into recession in May. Efforts by the Japanese government to jump-start the economy seemed promising but their long-term success remains uncertain. Our exposure to Japanese and Pacific Rim markets was lower in 1998 in response to the turmoil. As these markets recovered late in the year, we gradually increased our holdings in this part of our portfolio.

     Emerging markets outside the Pacific Rim were also hit particularly hard this year. When Russia devalued its currency this summer and defaulted on loans from many Western banks, stock markets around the world plummeted. Our defensive position in response to these events effectively helped the Fund preserve year-to-date gains and compound returns when the markets recovered during the fourth quarter. Persistent instability in other emerging markets, specifically Brazil, leaves us cautious in regards to the long-term prospects for growth in these countries.

     The story in Europe and the United Kingdom was different altogether. Heightened merger activity in select sectors of the market, namely the pharmaceutical and energy stocks, helped boost returns for the year. Growth in the utility and telecommunications industries also aided the Fund during 1998. Regional growth in peripheral European markets continued to be strong, especially in those countries where positive job growth and falling interest rates have raised domestic confidence. Our exposure to these markets contributed greatly to the performance of the Fund during 1998.

     The introduction of the new European common currency, or euro, on January 1, 1999 came with great fanfare and heightened expectations. The common currency should have a positive effect on the economies of the participating countries, reducing trade barriers and lowering operational costs for companies. Lower inflation rates will likely follow, as more efficient manufacturing centers draw increased production and single market pricing becomes more common. We continue to favor investment in markets with good domestic demand, and remain watchful for signs of growth in several countries.

In exchange for greater potential rewards, foreign investments involve greater risk than U.S. investments. These risks include political and economic uncertainties of foreign countries and currency fluctuations. These risks are magnified in countries with emerging markets, which may have relatively unstable governments and less established economies.


The Flex-Partners 1998 Annual Report Page 14

PERFORMANCE UPDATE
-------------------------------------------------------------------------------
Period & Average Annual Total Returns
before deduction of sales charges as of 12/31/98
1 year....................................19.78%
Since Inception (9/2/97)..................12.34%

Net of sales charges as of 12/31/98*
1 year....................................14.97%
Since Inception (9/2/97)...................8.95%


QUARTERLY PERFORMANCE
-------------------------------------------------------------------------------
Quarterly Total Returns for 1998 before deduction of sales charges

First Quarter.............................12.89%
Second Quarter.............................2.11%
Third Quarter............................-13.03%
Fourth Quarter............................19.48%

Quarterly Total Returns for 1998 net of sales charges

First Quarter..............................8.35%
Second Quarter............................-1.95%
Third Quarter............................-16.54%
Fourth Quarter

*    Reflects the deduction of 4.00% maximum sales charges.


REGIONAL HOLDINGS as of 12/31/98
-------------------------------------------------------------------------------

[CHART] The following information was presented as a pie chart:

     United Kingdom      21.4%
     Europe (ex-U.K.)    52.5%
     Japan               21.4%
     Far East (ex-Japan)  4.7%


GROWTH OF $10,000
-------------------------------------------------------------------------------

       International Equity Fund
          (before deduction       International Equity Fund  Morningstar Average
           of sales charges)        (net of sales charges)   Foreign Stock Fund
       -------------------------  -------------------------  -------------------
09/02/97       $10,000                   $ 9,600                   $10,000
09/30/97       $10,528                   $10,106                   $10,614
12/31/97       $ 9,743                   $ 9,354                   $ 9,742
03/31/98       $10,999                   $10,559                   $11,091
06/30/98       $11,231                   $10,782                   $11,014
09/30/98       $ 9,767                   $ 9,377                   $ 9,151
12/31/98       $11,671                   $11,204                   $10,563


Past performance does not guarantee future results.


                                    The Flex-Partners 1998 Annual Report Page 15

THE FLEX-PARTNERS


1998 ANNUAL REPORT
PORTFOLIO HOLDINGS AND FINANCIAL STATEMENTS



The Flex-Partners 1998 Annual Report Page 16

                             Growth Stock Portfolio
                Portfolio of Investments as of December 31, 1998


INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

   COMMON STOCKS - 94.3%

      ADVERTISING SALES - 0.4%
      Outdoor Systems, Inc. #                           7,600 $       228,000

      AEROSPACE/DEFENSE - 1.3%
      B.F. Goodrich Co.                                 1,891          67,840
      Boeing Co.                                        3,900         127,481
      General Dynamics Corp.                              440          25,960
      Lockheed Martin Corp.                               820          69,495
      Northrup Grumman Corp.                              250          18,281
      Raytheon Co. - Class B #                          2,000         106,500
      Textron, Inc.                                     1,240          94,163
      United Technologies Corp.                         1,480         160,950
                                                                      670,670

      AIR TRANSPORTATION - 0.3%
      AMR Corp. #                                         910          54,031
      Delta Air Lines, Inc.                               770          40,040
      Southwest Airlines                                1,685          38,228
      USAir Group #                                       470          24,440
                                                                      156,739

      ALUMINUM - 0.2%
      Aluminum Company of America                       1,230          91,712

      AUTO & TRUCK - 1.5%
      Ford Motor Co.                                    6,500         381,469
      General Motors Corp.                              5,000         357,812
      TRW, Inc.                                           620          34,759
                                                                      774,040

      BANKING - 0.2%
      Washington Mutual Savings Bank                    2,303          88,378

      BEVERAGE--ALCOHOLIC - 0.6%
      Anheuser-Busch Cos., Inc.                         2,400         157,500
      Canadaigua Wine Co. #                             2,400         138,750
                                                                      296,250

      BEVERAGE--SOFT DRINK - 1.8%
      Coca-Cola Co.                                     6,000         402,000
      Pepsico, Inc.                                     7,300         298,388
      Whitman Corp.                                     9,400         238,525
                                                                      938,913

      BUILDING MATERIALS - 0.2%
      Crane Co.                                           495          14,943
      Masco Corp.                                       1,860          53,475
      Willbros Group #                                  1,500           8,344
                                                                       76,762


      CAPITAL GOODS - 0.1%
      Ingersoll-Rand                                      611          28,870

      CHEMICAL--DIVERSIFIED - 1.1%
      Air Products & Chemicals, Inc.                    1,550          62,000
      E.I. du Pont de Nemours & Co.                     4,780         255,730
      Monsanto Corp.                                    2,950         140,125
      Praxair, Inc.                                     1,140          40,185
      Rohm & Haas Co.                                   1,685          50,761
                                                                      548,801

      CHEMICAL--SPECIALTY - 0.1%
      Sigma Aldrich                                       910          26,731

      COMMERCIAL SERVICES - 0.1%
      Dun & Bradstreet                                  1,470          46,397


                                    The Flex-Partners 1998 Annual Report Page 17

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      COMPUTERS & PERIPHERALS - 4.5%
      Allied Waste Industries, Inc. #                   1,260          29,768
      Compaq Computer Corp.                             8,850         371,700
      Dell Computer Corp. #                             6,100         446,444
      EMC Corp./Mass #                                  2,825         240,125
      Gateway 2000, Inc. #                                600          30,712
      IBM                                               4,890         901,594
      Micron Technology, Inc. #                         1,270          64,214
      Seagate Technology, Inc. #                        1,470          44,468
      Sun Microsystems #                                1,880         160,975
                                                                    2,290,000

      COMPUTER SOFTWARE & SERVICES - 4.6%
      America Online, Inc. #                              210          32,550
      BMC Software, Inc. #                              1,260          56,149
      Ceridian Co. #                                      420          29,321
      Computer Associates International, Inc.           2,895         123,399
      Computer Sciences Corp. #                           600          38,550
      Electronic Data System Corp.                      1,700          85,319
      Microsoft Corp. #                                12,110       1,679,506
      National Data Corp.                                 770          37,489
      Network Associates, Inc. #                          400          26,500
      Novell, Inc. #                                    1,800          32,625
      Oracle Corp. #                                    4,940         213,038
      Parametric Technology Co. #                       1,400          22,750
                                                                    2,377,196

      CONSTRUCTION - 0.1%
      Centex Corp.                                        830          37,402

      CONSUMER NON-DURABLE - 2.7%
      Fortune Brands, Inc.                              7,800         246,675
      Haggar Corp.                                     11,500         131,531
      Procter & Gamble Co.                             10,000         913,125
      Tupperware Corp.                                  6,500         106,844
                                                                    1,398,175

      CONTAINERS - METAL/GLASS - 0.0%
      Crown Cork & Seal Co., Inc.                         670          20,644

      COPPER - 0.0%
      Phelps Dodge Corp.                                  380          19,332

      COSMETICS - 1.3%
      International Flavors & Fragrances, Inc.          6,700         296,056
      Playtex Products, Inc. #                         23,300         374,256
                                                                      670,312

      DATA PROCESSING - 0.6%
      Automatic Data Processing, Inc.                   1,800         144,337
      Fiserv, Inc. #                                      920          47,323
      First Data Corp.                                  2,820          89,888
                                                                      281,548

      DIVERSIFIED - 1.2%
      Allied Signal, Inc.                               2,190          97,044
      Minnesota Mining & Manufacturing Co.              1,650         117,356
      National Service Industries                         500          19,000
      Norfolk Southern Corp.                            1,830          57,988
      PPG Industries, Inc.                              1,130          65,752
      Tyco International                                3,483         262,749
                                                                      619,889

      DRUG - 8.2%
      Abbott Labs                                       6,700         328,300
      Bristol Myers Squibb                              5,940         794,846
      Elan Corp. plc #                                    451          31,507
      Eli Lilly & Co.                                   4,290         381,274
      Merck & Co., Inc.                                 5,800         855,500
      Pfizer, Inc.                                      7,780         972,500
      Schering Plough Corp.                            10,500         580,125
      Warner Lambert Co.                                3,730         280,449
                                                                    4,224,501


The Flex-Partners 1998 Annual Report Page 18

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      DRUGSTORE - 0.1%
      Longs Drug Stores                                 2,000          75,000

      ELECTRIC--INTEGRATED - 0.4%
      Edison International                              1,830          51,011
      FPL Group, Inc.                                     860          52,998
      Texas Utilities Co.                               1,930          90,107
                                                                      194,116

      ELECTRIC UTILITY - 0.6%
      AES Corp.                                         3,850         182,394
      American Electric Power, Inc.                       740          34,826
      Duke Power Co.                                    1,690         108,266
                                                                      325,486

      ELECTRICAL EQUIPMENT - 3.3%
      General Electric Corp.                           16,519       1,684,938


      ELECTRONIC COMPONENT SEMICONDUCTORS - 3.3%
      Applied Materials, Inc. #                         1,880          80,252
      Intel                                             9,880       1,171,398
      KLA -Tencor Corp. #                                 700          30,362
      Linear Tech Corp.                                   250          22,391
      Motorola, Inc.                                    2,960         180,745
      STMicroelectronic NV #                              250          19,516
      Texas Instruments, Inc.                           2,300         196,938
                                                                    1,701,602

      ELECTRONIC COMPONENTS - 0.4%
      AMP, Inc.                                           900          46,856
      Emerson Electric                                  2,544         153,912
                                                                      200,768

      ELECTRONICS - 0.1%
      Rockwell International Corp.                      1,360          66,045

      FINANCE - 9.4%
      Banc One Corp.                                    8,926         455,784
      Bank of Boston Corp.                              3,300         128,494
      Chase Manhattan Corp.                             3,900         276,900
      Citigroup, Inc,                                   7,997         397,351
      Equifax, Inc.                                     1,250          42,734
      Federal Home Loan Mortgage Corp.                  5,700         367,294
      Federal National Mortgage Corp.                   6,600         488,400
      First Union Corp.                                 7,968         484,554
      Fleet Financial Group, Inc.                       3,100         138,531
      Lehman Brothers Holdings, Inc.                    1,500          66,094
      Mellon Bank Corp.                                 3,600         247,500
      Merrill Lynch & Co.                                 800          53,400
      Morgan Stanley Dean Witter & Co.                  1,800         127,800
      Metris Cos., Inc.                                 2,200         110,687
      PNC Bank Corp.                                    3,100         167,400
      Providian Financial Corp.                         7,350         551,250
      Ryder Systems, Inc.                                 360           9,360
      SunTrust Banks, Inc.                                900          68,850
      Wells Fargo & Co.                                15,900         635,006
                                                                    4,817,389

      FINANCIAL SERVICES - 3.9%
      American Express Co.                              1,700         174,250
      Associates First Capital                         10,400         440,700
      Avery Dennison Corp.                                620          27,939
      BankAmerica Corp.                                10,214         614,117
      Capital One Financial Corp.                       6,200         713,000
      H&R Block, Inc.                                   1,370          61,650
                                                                    2,031,656

      FOOD - MISCELLANEOUS - 0.5%
      International Home Foods, Inc. #                 14,900         251,437

      FOREST PRODUCTS - 0.2%
      Georgia Pacific Corp.                               430          25,182
      Weyerhauser Co.                                   1,120          56,910


                                    The Flex-Partners 1998 Annual Report Page 19

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

     Willamette Industries, Inc.                         640          21,440
                                                                      103,532

      HEALTH - 1.4%
      American Home Products                            5,670         319,646
      Johnson & Johnson                                 5,040         422,730
                                                                      742,376

      INSTRUMENTS--CONTROLS - 0.2%
      Honeywell, Inc.                                     500          37,656
      Parker Hannifin Corp.                             1,770          57,967
                                                                       95,623

      INSTRUMENTS--SCIENTIFIC - 0.0%
      Perkin Elmer Corp.                                  190          18,537

      INSURANCE--LIFE - 0.5%
      AFLAC, Inc.                                       2,000          87,750
      SunAmerica, Inc.                                  2,000         164,000
                                                                      251,750

      INSURANCE--MULTILINE - 1.6%
      Allstate                                          4,400         169,400
      American International Group                      6,725         649,803
                                                                      819,203

      MACHINERY - 0.4%
      Caterpillar, Inc.                                 1,499          68,954
      Deere & Co.                                       2,484          81,662
      Dover Corp.                                         840          30,765
      Lancer Corp. #                                    3,700          40,700
                                                                      222,081

      MACHINERY--CONSTRUCTION & MINING - 0.2%
      Case Corp.                                        3,192          69,626
      Halliburton Co.                                   1,900          56,287
                                                                      125,913

      MANUFACTURING - 0.2%
      Corning, Inc.                                     1,110          49,950
      Mueller Industries, Inc. #                        1,750          35,547
      Owens Illinois #                                    780          23,888
                                                                      109,385

      MARKETING SERVICES - 0.1%
      Omnicom Group, Inc.                               1,135          65,830

      MATERIALS & SERVICES - 0.7%
      Champion International Corp.                        425          17,213
      Dana Corp.                                          970          39,649
      Deluxe Corp.                                        910          33,272
      Ecolab, Inc.                                      1,970          71,289
      Hercules, Inc.                                      660          17,985
      Illinois Tool Works, Inc.                         1,730         100,340
      Service Corp. International                       1,570          59,758
      Sherwin-Williams Co.                              1,070          31,431
                                                                      370,937

      MEDICAL PRODUCTS - 1.0%
      Algos Pharmaceutical Corp. #                      2,240          58,240
      Amgen, Inc. #                                       900          94,106
      Centor, Inc. #                                    1,500          67,688
      GelTex Pharmaceuticals, Inc. #                    5,140         116,293
      IDEC Pharmaceuticals Corp. #                      1,020          47,940
      MedImmune, Inc. #                                 1,550         154,128
                                                                      538,395

      MEDICAL SERVICES - 0.8%
      Columbia/HCA Healthcare Corp.                     2,620          64,845
      Genzyme Corp. #                                   2,050         101,987
      Genzyme Molecular Oncology #                          1               2
      HBO & Co.                                         3,940         113,029
      IMS Health, Inc.                                    540          40,736
      Shared Medical Systems                              490          24,439
      Tenet Healthcare Corp. #                          1,820          47,775
                                                                      392,813


The Flex-Partners 1998 Annual Report Page 20

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      MEDICAL SUPPLIES - 0.5%
      Boston Scientific Co. #                           1,000          26,813
      IDEXX Laboratories, Inc. #                        1,370          36,862
      Medtronic, Inc.                                   2,860         212,444
                                                                      276,119

      MINING - 0.1%
      Barrick Gold Corp.                                2,090          40,755
      Newmont Mining Corp.                              1,510          27,558
                                                                       68,313

      MULTIMEDIA - 0.5%
      CBS Corp. #                                       7,300         239,531


      NATURAL GAS DISTRIBUTOR - 0.1%
      Williams Companies, Inc.                          1,300          40,544

      NETWORKING PRODUCTS - 1.6%
      3Com Corp. #                                      1,900          85,144
      Cisco Systems, Inc. #                             8,027         745,006
                                                                      830,150

      OFFICE AUTOMATION & EQUIPMENT - 1.1%
      Hewlett Packard                                   5,770         394,163
      Pitney Bowes, Inc.                                1,325          87,533
      Xerox Corp.                                         890         105,020
                                                                      586,716

      OIL/GAS--DOMESTIC - 1.7%
      Amoco Corp.                                       4,000         238,000
      Atlantic Richfield                                1,100          71,912
      Baker Hughes                                      1,640          28,905
      Burlington Resources                              1,500          53,719
      Devon Energy                                      1,200          36,825
      Enron Corp.                                         400          22,825
      Mobil Corp.                                       4,000         348,500
      Murphy Oil Corp.                                    400          16,500
      Noble Drilling Co. #                              1,300          16,819
      USX Marathon Group                                1,800          54,225
                                                                      888,230

      OIL/GAS--INTERNATIONAL - 2.1%
      Chevron Corp.                                     3,500         290,281
      Exxon Corp.                                      11,050         808,031
                                                                    1,098,312

      OILFIELD SERVICES/EQUIPMENT - 0.4%
      Coastal Corp.                                     1,900          66,737
      Kerr-McGee Corp.                                  1,000          38,250
      Schlumberger LTD                                  2,200         101,888
      Union Pacific Resources                           1,500          13,594
                                                                      220,469

      OIL & NATURAL GAS - 0.4%
      Amerada Hess                                        500          24,875
      K N Energy, Inc. #                                1,100          41,319
      MCN Energy Group, Inc.                            4,840          92,263
      Ocean Energy, Inc. #                              1,560           9,945
      Seagull Energy Corp. #                            2,900          18,306
                                                                      186,708

      PAPER & FOREST PRODUCTS - 0.3%
      Bemis Co., Inc.                                     360          13,657
      Fort James Corp.                                  1,060          42,400
      International Paper                               1,615          72,372
      Mead Corp.                                          840          24,623
                                                                      153,052

      PETROLEUM--INTEGRATED - 1.6%
      Occidental Petroleum Corp.                        1,600          27,000
      Phillips Petroleum                                1,600          68,200


                                    The Flex-Partners 1998 Annual Report Page 21

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      Royal Dutch Petroleum                            11,400         545,775
      Texaco                                            2,900         153,700
      Unocal Corp.                                      1,000          29,188
                                                                      823,863

      PROTECTION--SAFETY EQUIPMENT - 0.6%
      Lo-Jack Corp. #                                  25,500         302,812

      PUBLISHING - 0.7%
      The Reader's Digest Association, Inc.            14,000         352,625

      RADIO - 0.8%
      Chancellor Media Corp. #                          4,900         234,587
      Infinity Broadcasting Corp. #                     6,200         169,725
                                                                      404,312

      RAILROAD TRANSPORTATION - 0.3%
      Burlington Northern Santa Fe                      2,370          81,172
      Union Pacific Corp.                               1,240          55,877
                                                                      137,049

      RENTAL--AUTO/EQUIPMENT - 0.6%
      Budget Group Inc. #                               9,400         149,225
      The Hertz Corp.                                   3,600         164,250
                                                                      313,475

      RESTAURANT - 1.2%
      Brinker International, Inc. #                     8,300         239,662
      Wendy's International, Inc.                      17,100         372,994
                                                                      612,656

      RETAIL GROCERY - 0.6%
      Albertsons, Inc.                                  5,000         318,438

      RETAIL STORE - 3.4%
      Kmart #                                          40,000         612,500
      PETsMART, Inc. #                                 22,500         247,500
      Sears, Roebuck & Co.                              5,000         212,500
      WalMart Stores, Inc.                              8,000         651,500
                                                                    1,724,000

      SERVICES - 0.1%
      Paychex, Inc.                                     1,397          71,858

      TELECOMMUNICATION EQUIPMENT - 1.0%
      General Instrument Corp. #                          620          21,041
      Loral Space & Communications Ltd. #               5,460          97,256
      Newbridge Networks Corp. #                        1,700          51,638
      Nokia Corp. - ADR - A                               380          45,766
      Northern Telecom LTD                              2,470         123,500
      P-Com, Inc. #                                     8,760          34,903
      QUALCOMM, Inc. #                                  2,550         132,122
                                                                      506,226

      TELECOMMUNICATION SERVICES - 10.5%
      Airtouch Communications #                         2,730         197,754
      Ameritech Corp.                                   5,510         349,196
      Ascend Communications, Inc. #                     1,280          84,160
      AT&T                                              9,000         681,750
      BCE, Inc.                                         3,420         129,746
      Bell Atlantic Corp.                               7,730         417,420
      BellSouth Corp.                                   9,600         478,800
      Frontier Corp.                                    3,470         117,980
      GTE Corp.                                         4,580         297,700
      Leap Wireless International, Inc. #                 550           3,987
      Lucent Technologies, Inc.                         6,205         682,162
      MediaOne Group, Inc. #                            3,130         147,110
      MCI Communication                                10,288         738,164
      PT Indosat - ADR                                  7,370          90,282
      Qwest Communications International, Inc. #        4,240         212,000


The Flex-Partners 1998 Annual Report Page 22

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      SBC Communications                                7,550         404,869
      Sprint Corp.                                      1,890         158,996
      Sprint Corp. - PCS Group #                          945          21,853
      Tellabs, Inc. #                                     820          56,221
      U.S. West, Inc.                                   1,825         117,941
                                                                    5,388,091

      TOBACCO - 3.2%
      Gallaher Group, plc - ADR                         7,200         195,750
      Imperial Tobacco                                  5,000         105,625
      Philip Morris Companies                          16,900         904,150
      UST, Inc.                                        12,000         418,500
                                                                    1,624,025

      TRANSPORTATION - 0.1%
      FDX Corp. #                                         738          65,820

      TRUCKING/TRANSPORTATION LEASING - 0.1%
      CSX, Corp.                                        1,097          45,525

      WASTE DISPOSAL--NON-HAZARDOUS - 0.3%
      Waste Management, Inc.                            3,048         142,113

--------------------------------------------------------------------------------
   TOTAL COMMON STOCKS
      (Cost 37,878,933 )                                           48,537,106
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS - 0.8%

   U.S. Treasury Bills
   ** 5.02%, 01/07/99                                   6,000           5,996
   *  4.33%, 02/04/99                                 200,000         199,182
   *  4.37%, 03/04/99                                 200,000         198,470

--------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost 403,673 )                                                 403,648
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 4.9%

      Prudential Securities, 5.10%, 01/04/99,
      (Collateralized by $2,468,000 FNMA Remic Series
      Pool #93020J, 7.00%, 03/25/23,
      market value - $2,557,465)                    2,509,000       2,509,000

--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (Cost 2,509,000 )                                             2,509,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
      (Cost 40,791,606 )                                           51,449,754
--------------------------------------------------------------------------------


FUTURES CONTRACTS                                     CONTRACTS      VALUE

   Long, S&P 500 Futures, face amount $2,055,875
   expiring March 1999                                    7         2,179,625

--------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                                             2,179,625
--------------------------------------------------------------------------------

TRUSTEE DEFERRED COMPENSATION***
      Flex-funds Highlands Growth Fund                  230             4,888
      Flex-funds Muirfield Fund                         247             1,702
      Flex-funds Total Return Utilities Fund             30               573
      Flex-Partners International Equity Fund           154             2,234

--------------------------------------------------------------------------------
TOTAL TRUSTEE DEFERRED COMPENSATION
  (Cost 8,594)                                                          9,397
--------------------------------------------------------------------------------

ADR   American Depositary Receipt
FNMA  Federal National Mortgage Association
Remic Real Estate Mortgage Investment Conduit
#  Represents non-income producing securities.
*  Pledged as collateral on futures contracts.
** Pledged as collateral on Letter of Credit.
***Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.


                                    The Flex-Partners 1998 Annual Report Page 23

                             Mutual Fund Portfolio
                Portfolio of Investments as of December 31, 1998


   INDUSTRIES/CLASSIFICATIONS               SHARES OR FACE AMOUNT     VALUE
   --------------------------               ---------------------     -----

   MUTUAL FUNDS - 96.6%
      Federated S&P 500 Maxcap Fund                 632,669  $     16,057,133
      Fidelity OTC Portfolio Fund                   856,653        37,375,785
      Gabelli Growth                                720,481        25,505,045
      Janus Twenty Fund                             546,887        29,149,088
      MFS Investor Growth - Class A                 690,955        10,993,091
      Mutual Shares Fund                                352             6,870
      Rydex OTC Fund                                375,152        15,516,274

--------------------------------------------------------------------------------
      TOTAL MUTUAL FUNDS
      (Cost $111,404,738)                                         134,603,286
--------------------------------------------------------------------------------

   MONEY MARKET MUTUAL FUNDS - 1.9%
      Charles Schwab Money Market Fund              889,006           889,006
      Fidelity Core Money Market Fund             1,771,471         1,771,471

--------------------------------------------------------------------------------
      TOTAL MONEY MARKET MUTUAL FUNDS
      (Cost $2,660,477 )                                            2,660,477
--------------------------------------------------------------------------------

   U.S.TREASURY BILLS - 1.4%
   ** 5.02%, due 01/07/99                            30,100            30,075
   *  4.39%, due 02/04/99                        $2,000,000         1,991,708

--------------------------------------------------------------------------------
      TOTAL U.S. TREASURY BILLS
      (Cost $2,021,783 )                                            2,021,783
--------------------------------------------------------------------------------

   REPURCHASE AGREEMENT - 0.1%
          Prudential Securities, 5.10%, 01/04/99,
          (Collateralized by $90,000 FNMA Remic
          Series Pool #93020J, 7.00%, 03/25/23,
          market value - $93,263)                    91,000            91,000

--------------------------------------------------------------------------------
      TOTAL REPURCHASE AGREEMENT
      (Cost    $91,000 )                                               91,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   TOTAL INVESTMENTS - 100.0%
   (Cost $116,177,998)                                           $139,376,546
--------------------------------------------------------------------------------



   FUTURES CONTRACT                                  CONTRACTS      VALUE

      Long, S&P 500 Futures, face amount $6,274,000
         expiring March 1999                             20        $6,227,500

--------------------------------------------------------------------------------
      TOTAL FUTURES CONTRACT                                       $6,227,500
--------------------------------------------------------------------------------

   TRUSTEE DEFERRED COMPENSATION***
         Flex-funds Highlands Growth Fund               687            14,585
         Flex-funds Muirfield Fund                      778             5,355
         Flex-funds Total Return Utilities Fund          76             1,437
         Flex Partners International Equity Fund        442             6,390

--------------------------------------------------------------------------------
      TOTAL TRUSTEE DEFERRED COMPENSATION
      (Cost    $25,368 )                                              $27,767
--------------------------------------------------------------------------------

FNMA   Federal National Mortgage Association
Remic  Real Estate Mortgage Investment Conduit
*  Pledged as collateral on futures contracts.
** Pledged as collateral on Letter of Credit.
***Assets of affiliates to the Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.


The Flex-Partners 1998 Annual Report Page 24

                           Utilities Stock Portfolio
                Portfolio of Investments as of December 31, 1998


INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

COMMON STOCKS - 97.5%

        ELECTRIC/GAS UTILITY - 8.0%
              AGL Resources, Inc.                          12,100  $    279,056
              MDU Resources Group, Inc.                     5,000       131,562
              NIPSCO Industries, Inc.                       9,400       286,113
              UtiliCorp United, Inc.                       10,000       366,875
                                                                      1,063,606

        ELECTRIC UTILITY - 10.9%
              Cinergy Corp.                                 7,800       268,125
              LG&E Energy Corp.                            13,944       394,789
              New Century Energies, Inc.                    5,600       273,000
              PacifiCorp                                    9,800       206,413
              TECO Energy, Inc.                            10,400       293,150
                                                                      1,435,477

        NATURAL GAS (DISTRIBUTOR) - 21.1%
              Bay State Gas Co.
              Consolidated Natural Gas Co.                  8,200       442,800
              KeySpan Energy Corp.                         22,100       685,100
              MCN Corp.                                    22,270       424,522
              Peoples Energy Corp.                          6,990       278,726
              TransCanada Pipelines Ltd.                    8,100       119,475
              WICOR, Inc.                                  11,200       244,300
              Williams Cos., Inc.                          19,140       596,929
                                                                      2,791,852

        OIL/GAS (DOMESTIC) - 11.8%
              El Paso Natural Gas Co.                       8,440       293,817
              Enron Corp.                                   5,830       332,674
              Kinder Morgan Energy Partners, L.P.          14,824       537,370
              Questar Corp.                                20,200       391,375
                                                                      1,555,236

        TELECOMMUNICATION EQUIPMENT - 2.9%
              Loral Space & Communications Ltd.            14,890       265,228
              P-Com, Inc. #                                30,000       119,531
                                                                        384,759

        TELECOMMUNICATION SERVICES - 40.0%
              AT&T Corp.                                    4,000       303,000
              AirTouch Communications, Inc. #               5,400       391,162
              Alltel Corp.                                  7,900       472,519
              BCE, Inc.                                    12,040       456,768
              Frontier Corp.                               19,300       656,200
              GTE Corp.                                     5,000       325,000
              MCI WorldCom, Inc. #                          7,420       532,385
              Qwest Communications International, Inc.#    13,491       674,550
              SBC Communications, Inc.                     12,740       683,183
              Sprint Corp.                                  4,300       361,737
              Sprint Corp. - PCS Group #                    2,150        49,719
              U.S. West Communications Group                5,900       381,288
                                                                      5,287,511

        WATER UTILITY - 2.8%
              American Water Works Co., Inc.               10,900       367,875

--------------------------------------------------------------------------------
        TOTAL COMMON STOCKS
        (Cost        $9,492,932 )                                   $12,886,316
--------------------------------------------------------------------------------

U.S. TREASURY BILLS - 0.0%

     *  5.02%, due 01/07/99                                 1,000           999

--------------------------------------------------------------------------------
        TOTAL U.S. TREASURY BILLS
        (Cost  $999 )                                                       999
--------------------------------------------------------------------------------


                                    The Flex-Partners 1998 Annual Report Page 25

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

REPURCHASE AGREEMENT - 2.5%

      Prudential Securities, 5.10%, 01/04/99,
      (Collateralized by $320,00 FNMA Remic
      Series Pool #93020J, 7.00%, 03/25/23,
      market value - $331,600                             325,000       325,000

--------------------------------------------------------------------------------
        TOTAL REPURCHASE AGREEMENT
        (Cost  $325,000 )                                               325,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
(Cost    $9,818,931 )                                               $13,212,315
--------------------------------------------------------------------------------


        TRUSTEE DEFERRED COMPENSATION**
              Flex-funds Highlands Growth Fund                120         2,550
              Flex-funds Muirfield Fund                       120           826
              Flex-funds Total Return Utilities                14           274
              Flex Partners International Equit                85         1,231

--------------------------------------------------------------------------------
        TOTAL TRUSTEE DEFERRED COMPENSATION
        (Cost   $4,465 )                                                 $4,881
--------------------------------------------------------------------------------

  FNMA  Federal National Mortgage Association

 Remic  Real Estate Mortgage Investment Conduit

     #  Represents non-income producing securities.

     *  Pledged as collateral on Letter of Credit.

    ** Assets of affiliates to the Utility Stock Portfolio held for the benefit with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.


The Flex-Partners 1998 Annual Report Page 26

                           International Equity Fund
                Portfolio of Investments as of December 31, 1998


INDUSTRIES/CLASSIFICATIONS                               SHARES OR FACE
                                                              AMOUNT     VALUE

COMMON STOCKS - 96.5%

   AEROSPACE/DEFENSE - 1.2%
               British Aerospace plc                           10,207  $  86,700
               Finmeccanica SpA #                              97,100     99,697
               Rolls-Royce plc                                  5,064     20,812
                                                                         207,209

   AGRICULTURE & FOOD - 0.0%
               Kuala Lumpur Kepong Bhd                          2,000      2,431

   AIR TRANSPORT - 0.4%
               BAA plc                                          2,577     29,929
               British Airways plc                              1,262      8,546
               Japan Airlines Co. #                             9,000     23,777
               Singapore Airlines Ltd.                          1,500     11,182
                                                                          73,434

   APPAREL - 0.7%
               Alexon Group plc                                 3,181     10,136
               Castellum AB                                     5,700     61,884
               Espirit Holdings Ltd.                           20,000      8,649
               Onward Kashiyama Co., Ltd.                       3,000     40,374
                                                                         121,043

   AUTO & TRUCK - 2.6%
               Daimler Chrysler AG #                            1,906    188,254
               Honda Motor Co., Ltd.                            3,000     98,673
               Nissan Motor Co., Ltd.                           4,000     12,270
               Toyota Motor Corp.                               6,000    163,303
                                                                         462,500

   AUTOPARTS - 0.5%
               Denso Corp.                                      2,000     37,058
               GKN plc                                          3,824     51,125
               Torotrak plc #                                   2,831      4,027
                                                                          92,210

   BANKING - 13.2%
               Abbey National plc                               3,259     69,789
               Argentaria, Caja Postal y Banco Hipotecar        4,000    103,747
               Asahi Bank Ltd.                                 11,000     40,374
               Australia & New Zealand Banking Group L          3,300     21,354
               Banca Nazionale del Lavoro #                    26,600     79,773
               Bank of East Asia, Ltd.                          3,000      5,247
               Bank of Tokyo-Mitsubishi Ltd.                    8,000     82,981
               Banque Cantonale de Geneve                         320     80,379
               Banque Nationale de Paris                        2,335    192,368
               Barclays plc                                     3,741     80,484
               Compahnie Financiere de Paribas                    800     69,560
               Credito Italiano                                25,000    148,509
               Credit Suisse Group                                500     78,267
               Dai-Ichi Kangyo Bank Ltd.                        6,000     32,022
               Den Danske Bank                                    400     53,737
               Development Bank of Singapore Ltd.               1,200     10,982
               HSBC Holdings plc                                4,596    125,186
               Halifax plc                                      2,574     36,511
               Hang Seng Bank Ltd.                              3,400     30,502
               ING Groep NV                                     2,764    168,635
               Industrial Bank of Japan Ltd.                    7,000     32,333
               Istituto Bancario San Paolo di Torino SpA        5,600     99,170
               Julius Baer Holding AG                              24     79,767
               Malayan Banking Bhd                              4,000      5,746
               National Australia Bank Ltd.                     2,760     41,305
               National Bank of Greece SA                         816    183,573
               National Westminster Bank plc                    1,732     33,372
               Overseas-Chinese Banking Corp., Ltd.             2,000     13,455
               Royal Bank of Scotland Group plc                 2,334     37,554
               Sanwa Bank Ltd.                                  4,000     30,887


                                    The Flex-Partners 1998 Annual Report Page 27

               Schroders plc                                      975     17,618
               Sumitomo Bank Ltd.                               6,000     61,704
               Tokai Bank Ltd.                                  6,000     28,405
               Union Bank of Switzerland #                        618    189,877
               United Overseas Bank Ltd.                        1,000      6,485
                                                                       2,371,658

   BEVERAGE -- ALCOHOLIC - 2.2%
               Diageo plc                                       9,030    101,494
               Foster's Brewing Group Ltd.                      8,300     22,247
               Fraser & Neave Ltd.                              1,000      2,897
               Heineken NV                                      1,800    108,382
               Kirin Brewery Co., Ltd.                          2,000     25,533
               Pernod Ricard                                    1,600    103,974
               Scottich & Newcastle plc                         3,062     34,721
                                                                         399,248

   BROADCASTING -- CABLE TV - 0.4%
               British Sky Broadcasting Group plc               4,966     38,071
               Reuters Holdings plc                             2,832     29,710
                                                                          67,781

   BROADCASTING & PUBLISHING - 0.5%
               News Corporation Ltd.                            6,600     43,395
               Pearson plc                                      2,146     42,777
                                                                          86,172


   BUILDING & CONSTRUCTION - 2.6%
               Blue Circle Industries plc                       3,444     19,885
               Grupo Acciona Sa                                 1,500    122,696
               Obayashi Corp.                                  15,000     72,077
               RMC Group plc                                    1,064     14,517
               Sekisui House Ltd.                               3,000     31,783
               Suez Lyonnaise des Eaux                            840    172,632
               Taisei Corp.                                    10,000     19,238
               Tostem Corp.                                     1,000     19,859
                                                                         472,687

   BUILDING MATERIALS - 0.6%
               CRH plc                                          5,000     86,477
               Wolseley plc                                     4,385     27,689
                                                                         114,166

   CHEMICALS - 0.6%
               Laporte plc                                      2,490     19,307
               Shin-Etsu Chemical Co., Ltd.                     4,000     96,457
                                                                         115,764

   CHEMICALS -- DIVERSIFIED - 2.4%
               Henkel KGaA                                      2,200    196,818
               Hoechst AG                                       2,200     91,276
               Montedison SpA                                 100,000    133,120
               Sekisui Chemical Co., Ltd.                       4,000     26,951
                                                                         448,165

   COMPUTERS & PERIPHERALS - 1.6%
               Cap Gemini                                       1,122    180,171
               Fujitsu Ltd.                                     5,000     66,713
               SAP AG                                              75     35,809
                                                                         282,693

   CONSUMER DURABLES - 0.4%
               Unilever plc                                     6,900     77,553

   COSMETICS - 1.0%
               Kao Corp.                                        4,000     90,428
               L'OREAL                                            115     83,172
                                                                         173,600

   DATA PROCESSING - 0.1%
               Industri-Matematik International
                  Corp. ADR #                                   2,000     10,000

   DISTRIBUTION WHOLESALER - 0.4%
               Marubeni Corp.                                   7,000     12,039
               Mitsui & Co.                                    12,000     67,130
                                                                          79,169


The Flex-Partners 1998 Annual Report Page 28

   DIVERSIFIED - 1.3%
               Arriva plc                                       2,100     13,208
               BTR plc                                          5,400     11,052
               Brambles Industries Ltd.                         1,050     25,438
               Broken Hill Proprietary Co., Ltd.                2,350     17,008
               Granada Group plc                                3,639     64,576
               Hutchison Whampoa Ltd.                           7,500     52,762
               Keppel Corp., Ltd.                               2,000      5,430
               Rio Tinto Ltd.                                   1,590     18,627
               Swire Pacific Ltd.                               3,000     13,631
               Williams plc                                     1,100      6,177
                                                                         227,909

   DRUG - 3.0%
               Rhone-Poulenc SA                                 2,800    144,160
               Sankyo Co., Ltd.                                 2,000     43,796
               Sanofi SA                                          945    155,639
               Smithkline Beecham plc                          13,860    194,524
                                                                         538,119

   ELECTRIC PRODUCTION -- MISCELLANEOUS - 2.2%
               CLP Holdings Ltd.                                5,000     25,042
               Chubu Electric Power Co., Inc.                   4,000     80,853
               Endesa SA                                        3,400     90,224
               Hitachi Ltd.                                     6,000     37,235
               National Grid Group plc                          7,307     58,115
               Scottish Power plc                               3,683     37,719
               Sharp Corp.                                      2,000     18,068
               Tenaga Nasional Bhd                              3,000      3,812
               Tokyo Electric Power Co.                         1,400     34,629
                                                                         385,697

   ELECTRONIC COMPONENT -- MISCELLANEOUS - 2.4%
               Fanuc Ltd.                                       1,000     34,310
               Hirose Electric Co., Ltd.                          600     42,076
               Johnson Electric Holdings Ltd.                   2,000      5,137
               Mabuchi Motor Co., Ltd.                            900     69,018
               Matsushita Electric Industrial Co., Ltd.         4,000     70,889
               Omron Corp.                                      3,000     41,171
               Sony Corp.                                       1,000     72,963
               Toshiba Corp.                                   11,000     65,631
               Yokogawa Electric Corp.                          4,000     19,859
                                                                         421,054

   ENGINEERING RESEARCH & DEVELOPMENT - 0.1%
               Sembcorp Industries Ltd. #                       3,000      3,454
               Singapore Technologies Engineering Ltd.          6,000      5,636
                                                                           9,090

   FINANCE - 1.8%
               Credit Saison Co., Ltd.                          2,900     71,602
               Garban plc #                                        67        258
               Lend Lease Corp., Ltd.                           2,200     29,483
               Lloyds TSB Group plc                            13,412    190,357
               Nomura Securities Co., Ltd.                      3,000     26,198
                                                                         317,898

   FINANCIAL SERVICES - 0.9%
               Acom Co., Ltd.                                     500     32,182
               Legal & General Group plc                        1,831     23,840
               Northern Rock plc                                1,636     15,625
               Unidanmark A/S                                   1,000     90,348
                                                                         161,995

   FOOD -- DIVERSIFIED - 3.1%
               Associated British Foods plc                     2,100     19,602
               Cadbury Schweppes plc                            2,060     35,099
               Danone                                             300     85,929
               J Sainsbury plc                                  1,200      9,339
               Nestle SA                                           60    130,615
               Royal Canin SA                                   3,300    206,767
               Tesco plc                                       21,367     61,328
                                                                         548,679


                                    The Flex-Partners 1998 Annual Report Page 29

  FOOD -- RETAIL - 1.3%
               Koninklijke Ahold NV                             2,500     92,450
               Laurus NV                                        1,279     32,304
               Nissin Food Products                             3,000     75,667
               Somerfield plc                                   1,500      9,996
               Whitbread plc                                    1,293     16,480
                                                                         226,897

   HOTEL/GAMING - 0.7%
               Accor SA                                           560    121,303
               Genting Bhd                                      1,400      2,166
               Ladbroke Group plc                               2,173      8,678
                                                                         132,147

   HOUSEHOLD PRODUCTS - 1.3%
               Asahi Glass Co., Ltd.                           11,000     68,362
               Benckiser NV                                     1,900    124,527
               Nippon Sheet Glass Co., Ltd.                    13,000     36,650
                                                                         229,539

   HUMAN RESOURCES  - 0.4%
               Vedior                                           4,000     78,862

   INSURANCE -- MULTILINE - 1.6%
               Allied Zurich AG #                               5,597     83,761
               CNP Assurances #                                 3,080     93,624
               ERGO Versicherungs Gruppe AG                       570     94,116
               Royal & Sun Alliance Insurance Group plc         2,162     17,501
                                                                         289,002

   INSURANCE -- PROPERTY/CASUALTY - 0.0%
               Allianz AG                                          12      4,402

   INSURANCE - 3.5%
               AMP Ltd. #                                       1,800     22,522
               Assicurazioni Generali                           4,356    182,282
               Fortis AG #                                        500    181,208
               Guardian Royal Exchange plc                      3,459     19,338
               Prudential Corp., plc                            3,625     54,797
               Skandia Forsakrings AB                           9,100    139,214
               Tokio Marine & Fire Insurance Co.                3,000     35,905
                                                                         635,266

   INVESTMENT COMPANIES - 0.6%
               Corp. Financiera Reunida SA #                    7,000    102,018
               Sime Darby Bhd                                   4,000      3,300
                                                                         105,318

   MACHINERY - 2.1%
               Kubota Corp.                                    20,000     59,754
               Mannesmann AG                                    2,300    263,765
               Toshiba Machine Co., Ltd.                       23,000     47,102
                                                                         370,621

   MANUFACTURING - 2.7%
               FKI plc                                         12,045     26,956
               General Electric Co. plc                         7,728     69,436
               Mitsubishi Heavy Industries Ltd.                18,000     70,215
               Morgan Crucible Co., plc                         1,923      8,879
               RWE AG                                           2,400    131,492
               Siemens AG                                       2,600    167,817
               TI Group plc                                     1,200      6,474
                                                                         481,269

   MEDICAL PRODUCTS - 6.2%
               Glaxo Wellcome plc                               9,153    313,882
               Hoya Corp.                                       1,000     48,760
               Novartis AG                                        250    491,445
               Takeda Chemical Industries                       2,000     77,130
               Yamanouchi Pharmaceutical Co., Ltd.              3,000     96,811
               Zeneca Group plc                                 2,049     89,495
                                                                       1,117,523


The Flex-Partners 1998 Annual Report Page 30

   MINING - 0.2%
               Rio Tinto plc                                    1,800     20,785
               Sumitomo Metal Mining Co.                        7,000     22,776
                                                                          43,561

   OIL & NATURAL GAS - 4.9%
               Australia Gas & Light                            1,300      9,337
               BG plc                                          11,180     70,642
               British Petroleum Co., plc                      21,612    322,562
               Centrica plc #                                  17,585     35,331
               Elf Aquitain SA                                  1,300    150,340
               Hong Kong & China Gas Co., Ltd.                  8,000     10,068
               Nippon Oil Co.                                   6,000     20,958
               Royal Dutch Petroleum Co.                        2,450    122,063
               Tokyo Gas Co.                                   26,000     68,460
               Total SA                                           700     70,927
                                                                         880,688

   PAPER & FOREST PRODUCTS - 0.8%
               Nippon Paper Industries Co.                      6,000     27,341
               Stora Kopparbergs Bergslags Aktiebolag          10,250    113,812
                                                                         141,153

   PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.4%
               Fuji Photo Film                                  2,000     74,470

   PRINTING -- COMMERCIAL - 0.2%
               Dai Nippon Printing Co., Ltd.                    2,000     31,951

   PROTECTION -- SAFETY EQUIPMENT - 0.5%
               Secom Co., Ltd.                                  1,000     82,981

   PUBLISHING - 1.1%
               Johnston Press plc                               5,266     18,882
               Reed International plc                           2,541     20,231
               Singapore Press Holdings Ltd.                      946     10,263
               South China Morning Post Holdings Ltd.           9,000      4,647
               United News & Media plc                            673      5,829
               Verenigde Nederlandse Uitgeversbedrijven
                  Verenigd Bezit                                3,700    139,585
                                                                         199,437

   REAL ESTATE MANAGEMENT & INVESTMENT - 1.2%
               British Land Co., plc                            1,233      9,119
               Cheung Kong Holdings Ltd.                        4,000     29,302
               City Developments Ltd.                           4,000     17,454
               HKR International Ltd.                          12,080      7,446
               Henderson Land Development Co., Ltd.             1,000      5,215
               Hysan Development Co., Ltd.                      3,000      4,511
               Land Securities plc                              1,094     13,106
               Mitsubishi Estate Co., Ltd.                      8,000     71,846
               New World Development Co., Ltd.                  4,000     10,146
               Sun Hung Kai Properties Ltd.                     5,000     36,950
               Westfield Holdings Ltd.                          2,700     13,579
                                                                         218,674

   RECREATION - 0.2%
               TAB Ltd. #                                       9,590     18,705
               TABCORP Holdings Ltd.                            2,800     17,174
                                                                          35,879

   RETAIL - 0.3%
               Great Universal Stores plc                       2,832     29,663
               JUSCO Co., Ltd.                                  1,000     20,258
                                                                          49,921
   RETAIL GROCERY - 2.0%
               Ito-Yokado Co., Ltd.                             1,000     70,038
               Superdiplo SA #                                  9,500    267,853
               Woolworths Ltd.                                  5,000     16,775
                                                                         354,666

   RETAIL STORE - 1.7%
               ASDA Group plc                                   3,900     10,399


                                    The Flex-Partners 1998 Annual Report Page 31

               Debenhams plc                                    1,627      9,719
               Family Mart Co., Ltd.                            1,000     50,002
               Kingfisher plc                                   3,347     36,199
               Marks & Spencer                                  4,608     31,474
               Marui Co.                                        3,000     57,847
               Metro AG                                         1,300    103,813
                                                                         299,453

   STEEL -- INTEGRATED - 0.4%
               Nippon Steel Corp.                              30,000     54,523
               Sumitomo Metal Industries Ltd.                  18,000     20,586
                                                                          75,109

   TELECOMMUNICATIONS - 3.7%
               Cable & Wireless plc                             3,591     44,185
               Nippon Telegraph & Telephone Corp.                  25    193,268
               Singapore Telecommunications Ltd.               12,000     18,764
               Societe Europeenne des Satellites #                500     81,944
               Swisscom AG #                                      300    125,591
               Telecom Corporation of New Zealand Ltd.          6,900     30,910
               Telecom Italia SpA                              18,850    161,190
               Telefonica SA bonus rights                       2,000         14
                                                                         655,866

   TELECOMMUNICATION EQUIPMENT - 4.2%
               Alcatel Alsthom                                    340     41,633
               Nokia Oyj                                        1,000    122,450
               Olivetti SpA #                                  60,000    209,231
               Storebrand ASA #                                13,250     99,999
               Telefonaktiebolaget LM Ericsson                  1,400     33,335
               Telefonica de Espana                             2,000     89,067
               Vodafone Group plc                               9,388    152,145
                                                                         747,860

   TELECOMMUNICATION SERVICES - 4.7%
               Barry Callebaut AG #                               450    102,221
               British Telecommunications plc                  15,268    229,782
               China Telecom Ltd. #                             4,000      6,945
               Hong Kong Telecommunications Ltd.               22,000     38,479
               Panafon Hellenic Telecom SA #                    6,730    178,439
               Sonera Group Oyj #                               8,600    152,865
               Telecel-Comunicacaoes Pessoais SA                  500    102,210
               Telekom Malaysia Bhd                             2,000      3,297
               Telestra Corp., Ltd. #                           5,900     27,322
                                                                         841,560

   TIRE & RUBBER - 0.3%
               Bridgestone Corp.                                2,000     45,480

   TOBACCO - 1.5%
               BAT Industries plc                               1,221     10,834
               Gallaher Group plc                               3,147     21,325
               Japan Tobacco, Inc.                                  4     40,072
               Rothmans of Pall Mall Bhd                          400      1,606
               Tabacalera SA                                    8,000    202,130
                                                                         275,967

   TRANSPORTATION - 1.5%
               East Japan Railway Co.                              13     72,724
               FirstGroup plc                                   2,601     17,246
               Malaysia International Shipping Bhd              1,000        913
               National Express Group plc                         989     18,365
               Nippon Yusen Kabushiki Kaisha                    5,000     15,825
               Peninsular and Oriental Steam
                  Navigation Co.                                3,449     40,745
               Railtrack Group plc                              1,049     27,438
               Tokyu Corp.                                      7,000     18,431
               Yamato Transport Co., Ltd.                       4,000     56,030
                                                                         267,717

   WATER UTILITY - 0.1%
               Anglian Water plc                                  950     13,183
               Pennon Group plc                                   543     10,499
                                                                          23,682

   TOTAL COMMON STOCKS
     (Cost  $15,062,948 )                                             17,284,845


The Flex-Partners 1998 Annual Report Page 32

REPURCHASE AGREEMENTS - 3.5%

     State Street Bank, 4.35%, 01/04/99,
     (Collateralized by $455,000 U.S. Treasury
     Notes, 8.75%, 05/15/17, market value - $633,232)         622,000    622,000

   TOTAL REPURCHASE AGREEMENTS
   (Cost  $622,000 )                                                     622,000

TOTAL INVESTMENTS - 100.0%
(Cost  $15,684,948 )                                                  17,906,845

TRUSTEE DEFERRED COMPENSATION*

         Flex-funds Highlands Growth Fund                         105       2222
         Flex-funds Muirfield Fund                                103        705
         Flex-funds Total Return Utilities Fund                    16        297
         Flex Partners International Equity Fund                   68        986

   TOTAL TRUSTEE DEFERRED COMPENSATION
   (Cost     $3,860 )                                                     $4,210


# Represents non-income producing securities.

ADR   American Depositary Receipt

* Assets of affiliates to the International Equity Fund held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

Portfolio Composition by Country of Domicile as of 12/31/98.

   United Kingdom - 21.5%                            Hong Kong - 1.7%
   Japan - 21.4%                                     Finland - 1.6%
   France - 10.8%                                    Belgium - 1.5%
   Switzerland - 7.4%                                Denmark - 0.8%
   Germany - 7.4%                                    Portugal - 0.6%
   Italy - 6.4%                                      Norway - 0.6%
   Spain - 5.7%                                      Singapore - 0.6%
   Netherlands - 5.0%                                Ireland - 0.5%
   Sweden - 2.1%                                     New Zealand - 0.2%
   Greece - 2.1%                                     Malaysia - 0.1%
   Australia - 2.0%

See accompanying notes to financial statements.


                                    The Flex-Partners 1998 Annual Report Page 33

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                           CORE      TACTICAL ASSET   UTILITY
                                          EQUITY      ALLOCATION       GROWTH
                                           FUND          FUND           FUND
Assets:
 Investment in corresponding
  portfolio, at value                    $7,995,706   $15,089,067    $2,847,030
 Receivable for capital stock issued         12,144           ---         1,130
 Receivable from investment adviser           3,232           666        10,834
 Unamortized organization costs               7,167        11,938         8,508
 Other assets                                 5,080         4,445         6,655
 Total Assets                             8,023,329    15,106,116     2,874,157

Liabilites:
 Payable for capital stock redeemed         115,672         7,665         1,000
 Dividends payable                              618           ---           199
 Accrued transfer agent and
  administrative fees                           994         2,399           527
 Accrued 12b-1 and shareholder
  service fees -- Class A                     4,483             7         2,038
 Accrued 12b-1 and shareholder
  service fees -- Class C                     5,754        43,103         2,363
 Organizational costs due to adviser          2,108           ---           ---
 Other accrued liabilities                   53,201        12,661        18,578
 Total Liabilities                          182,830        65,835        24,705

Net Assets                                7,840,499    15,040,281     2,849,452

Components of Net Assets:
 Capital                                  7,158,137    12,949,926     1,975,562
 Accumulated undistributed (distributions
   in excess of) net investment income       (1,235)          ---           576
 Accumulated undistributed net realized
   gains (losses) from investment
   transactions                             175,738       277,971        (5,391)
 Net unrealized appreciation of investments
  (depreciation) of investments             507,859     1,812,384       878,705
 Total Net Assets                        $7,840,499   $15,040,281    $2,849,452

Net Assets:
 Class A Shares                          $5,374,630       $58,746    $1,550,272
 Class C Shares                           2,465,869    14,981,535     1,299,180
                                          7,840,499    15,040,281     2,849,452

Outstanding units of beneficial interest (shares):
 (indefinite number of shares authorized, $0.10 par value)
 Class A Shares                             350,901         4,235        83,391
 Class C Shares                             160,913       977,102        70,701
                                            511,814       981,337       154,092

Net asset value -- redemption price per share:
 Class A Shares                              $15.32        $13.87        $18.59
 Class C Shares  *                           $15.32        $15.33        $18.38

Sales charge -- Class A Shares                 4.00%         4.00%         4.00%

Maximum offering price per share -- Class A Shares
 (100%/(100% - sales charge) of net asset value
 adjusted to nearest cent)                   $15.96        $14.45        $19.36

*  Redemption price varies based upon holding period.


See accompanying notes to financial statements.


The Flex-Partners 1998 Annual Report Page 34

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1998

                                           CORE      TACTICAL ASSET   UTILITY
                                          EQUITY      ALLOCATION      GROWTH
                                           FUND          FUND          FUND

 Net Investment Income from Corresponding Portfolio:
  Interest                                  $12,886      $303,199        $5,356
  Dividends                                  26,342        40,988        81,912
  Expenses                                  (25,581)     (126,061)      (39,182)
 Total Net Investment Income from
   Corresponding Portfolio                   13,647       218,126        48,086

 Fund Expenses:
  Administrative fee                          1,045         6,846         1,318
  Transfer agent fees                         8,019        17,922         7,676
  Shareholder service -- Class A Shares       2,787           119         3,466
  Shareholder service -- Class C Shares       2,440        34,112         3,122
  Audit fees                                  2,710         3,744         2,465
  Legal fees                                  1,685           739           912
  Printing                                    2,455         5,206           806
  Amortization of organizational costs        2,017         8,308         5,611
  Postage                                     1,118         4,637         1,994
  12b-1 fees -- Class A Shares                2,787           119         3,546
  12b-1 fees -- Class C Shares                7,319       102,337         9,443
  Registration and filing fees               10,052        22,179        25,156
  Insurance                                       1         1,087           739
  Other expenses                              2,353        13,716         5,305
 Total Expenses                              46,788       221,071        71,559

  Expenses reimbursed
   by investment adviser                    (33,064)      (56,876)      (52,712)

 Net Expenses                                13,724       164,195        18,847

 NET INVESTMENT INCOME                          (77)       53,931        29,239

 NET REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:

  Net realized gains (losses) from
   futures contracts                        112,828       433,446           ---
  Net realized gains (losses) from
   investment transactions                  178,827       468,724        (5,391)
  Net change in unrealized appreciation
   (depreciation) of investments            502,895     2,504,806       288,302
 NET GAIN (LOSS) FROM INVESTMENTS           794,550     3,406,976       282,911

 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                $794,473    $3,460,907      $312,150


 See accompanying notes to financial statements.


                                    The Flex-Partners 1998 Annual Report Page 35

 STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1998

                                             INTERNATIONAL
                                                EQUITY
                                                 FUND
  Assets:
   Investments, at value (cost $15,062,948)   $17,284,845
   Repurchase agreements, at cost                 622,000
   Cash and foreign currency, at value (cost      304,795
   Receivable for capital stock issued             10,183
   Receivable for investments sold                628,867
   Dividends, interest and tax reclaims
      receivable, at value                         48,651
   Receivable from investment adviser               9,883
   Unamortized organization costs                  21,378
   Trustee Deferred Compensation Plan asset,        4,210
   Other assets                                     4,467
   Total Assets                                18,939,279

  Liabilites:
   Payable for investments purchased              622,000
|| Payable for capital stock redeemed                 ---
   Dividends payable                                   30
   Accrued management fees                         15,014
   Accrued fund accounting fees                     2,362
   Accrued transfer agent fees                      1,427
    Accrued administrative fees                     1,179
   Accrued 12b-1 distribution and shareholder       9,591
   Trustee Deferred Compensation Plan, at val       4,210
   Other accrued liabilities                       10,098
   Total Liabilities                              665,911

  Net Assets                                  $18,273,368

  Components of Net Assets:
   Capital                                    $16,013,374
   Accumulated undistributed (distributions in excess
      of) net investment income                   (80,139)
   Accumulated undistributed net realized gains (losses)
      from investment and foreign currency tr     120,522
   Net unrealized appreciation (depreciation) of
      investments and foreign currency          2,219,611
  Total Net Assets                            $18,273,368

  Net Assets:                                 $18,273,368

  Outstanding units of beneficial interest (s   1,263,154

  Net asset value -- redemption price per sha      $14.47

  Maximum sales charge                               4.00%

  Maximum offering price per share
   (100%/(100% - sales charge) of net asset value
   adjusted to nearest cent)                       $15.07



 STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1998
                                             INTERNATIONAL
                                                 EQUITY
                                                  FUND
 Investment Income:
  Interest                                         $36,933
  Dividends                                        280,472
  Foreign taxes withheld                           (25,981)
 Total Investment Income                           291,424

 Expenses:
  Investment management fees                       160,304
  Administration fees                                8,429
  Distribution (12b-1) fees                         20,998
  Fund accounting fees                              29,999
  Transfer agent fees                               16,030
  Audit fees                                         6,476
  Legal fees                                           569
  Custody fees                                      72,672
  Trustees fees and expenses                         8,091
  Postage expense                                      640
  Registration expense                              12,650
  Printing expense                                   1,329
  Amortization of organizational costs               5,825
  Other expenses                                     4,516
 Total Expenses                                    348,528

  Expenses reimbursed by investment adviser        (27,903)

 Net Expenses                                      320,625

 NET INVESTMENT INCOME (LOSS)                      (29,201)

 NET REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:

  Net realized gains (losses) from investments
   and foreign currency transactions               381,420
  Net change in unrealized appreciation
   (depreciation) of investments                 2,333,615
 NET GAIN (LOSS) FROM INVESTMENTS                2,715,035

 NET INCREASE (INCREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     $2,685,834


 See accompanying notes to financial statements.


The Flex-Partners 1998 Annual Report Page 36

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1998


                                       CORE EQUITY FUND                    TACTICAL ASSET ALLOCATION FUND
                                          TOTAL      CLASS A     CLASS C      TOTAL       CLASS A     CLASS C

 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income (loss)               ($77)       $983     ($1,060)     $53,931        $216      $53,715
  Net realized gains (losses) from investment
    and futures contract transactions     291,655     189,663     101,992      902,170       3,583      898,587
  Net change in unrealized appreciation
   (depreciation) of investments          502,895     390,385     112,510    2,504,806       9,221    2,495,585
  Net increase in net assets
  resulting from operations               794,473     581,031     213,442    3,460,907      13,020    3,447,887

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (983)       (983)        ---      (53,931)       (216)     (53,715)
  In excess of net investment income         (175)       (175)        ---          ---         ---          ---
  From net realized gains                (115,378)    (76,889)    (38,489)    (288,528)     (1,127)    (287,401)
   Net decrease in net assets resulting
   from dividends and distributions      (116,536)    (78,047)    (38,489)    (342,459)     (1,343)    (341,116)

 CAPITAL TRANSACTIONS:
  Issued                                9,795,113   4,836,253   4,958,860    1,537,614       9,651    1,527,963
  Reinvested                              113,551      76,538      37,013      343,504       1,343      342,161
  Redeemed                             (3,071,047)   (286,572) (2,784,475)  (4,496,048)         (5)  (4,496,043)
  Net increase (decrease) in net assets
   resulting from capital share
   transactions                         6,837,617   4,626,219   2,211,398   (2,614,930)     10,989   (2,625,919)

 TOTAL INCREASE (DECREASE)
   IN NET ASSETS                        7,515,554   5,129,203   2,386,351      503,518      22,666      480,852

 NET ASSETS - Beginning of period         324,945     245,427      79,518   14,536,763      36,080   14,500,683

 NET ASSETS - End of period            $7,840,499  $5,374,630  $2,465,869  $15,040,281     $58,746  $14,981,535


 SHARE TRANSACTIONS:
  Issued                                  702,814     347,932     354,882      124,826         875      123,951
  Reinvested                                7,470       5,036       2,434       23,573         101       23,472
  Redeemed                               (224,121)    (21,437)   (202,684)    (354,387)        ---     (354,387)

 Change in shares                         486,163     331,531     154,632     (205,988)        976     (206,964)


                                                    UTILITY GROWTH FUND              INTERNATIONAL
                                               TOTAL      CLASS A     CLASS C         EQUITY FUND
 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income (loss)                $29,239     $17,208     $12,031            ($29,201)
  Net realized gains (losses) from
    investment and futures contract
    transactions                               (5,391)    (22,770)     17,379             381,420
  Net change in unrealized appreciation
   (depreciation) of investments              288,302     206,323      81,979           2,333,615
 Net increase in net assets
  resulting from operations                   312,150     200,761     111,389           2,685,834

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (28,275)    (16,244)    (12,031)                ---
  In excess of net investment income            (388)        ---        (388)             (50,938)
  From net realized gains                        ---         ---         ---              (98,118)
  Net decrease in net assets resulting
   from dividends and distributions          (28,663)    (16,244)    (12,419)            (149,056)

 CAPITAL TRANSACTIONS:
  Issued                                   1,234,768     899,057     335,711            5,048,139
  Reinvested                                  27,166      15,269      11,897              149,026
  Redeemed                                (1,264,535)   (833,891)   (430,644)          (1,650,643)

 Net increase (decrease) in net assets
   resulting from capital share
   transactions                               (2,601)     80,435     (83,036)           3,546,522

 TOTAL INCREASE (DECREASE)
   IN NET ASSETS                             280,886     264,952      15,934            6,083,300

 NET ASSETS - Beginning of period          2,568,566   1,285,320   1,283,246           12,190,068

 NET ASSETS - End of period               $2,849,452  $1,550,272  $1,299,180           18,273,368


 SHARE TRANSACTIONS:
  Issued                                      76,704      57,353      19,351              376,007
  Reinvested                                   1,567         876         691               10,299
  Redeemed                                   (72,921)    (48,837)    (24,084)            (123,624)

 Change in shares                              5,350       9,392      (4,042)             262,682

 See accompanying notes to financial statements.


                                    The Flex-Partners 1998 Annual Report Page 37

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997


                                       CORE EQUITY FUND *                  TACTICAL ASSET ALLOCATION FUND
                                          TOTAL      CLASS A     CLASS C      TOTAL      CLASS A     CLASS C
 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income                        71        $112        ($41)   $128,691        $991    $127,700
  Net realized gains (losses) from investment
   transactions, futures contracts
   and foreign currency                     1,363       1,001         362   2,929,816       7,934   2,921,882
  Net change in unrealized appreciation (depreciation)
   of investments and foreign currency      4,964       3,709       1,255    (664,958)     15,665    (680,623)

 Net increase (decrease) in net assets
  resulting from operations                 6,398       4,822       1,576   2,393,549      24,590   2,368,959

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (112)       (112)        ---    (128,691)       (991)   (127,700)
  From net realized gains                  (1,363)     (1,001)       (362) (2,929,816)     (7,934) (2,921,882)
  In excess of net realized gains            (539)       (436)       (103)   (335,671)       (926)   (334,745)

  Net decrease in net assets resulting
   from dividends and distributions        (2,014)     (1,549)       (465) (3,394,178)     (9,851) (3,384,327)

 CAPITAL TRANSACTIONS:
  Issued                                  641,428     563,486      77,942     983,507      11,333     972,174
  Reinvested                                2,014       1,549         465   3,352,428       9,851   3,342,577
  Redeemed                               (322,881)   (322,881)        ---  (2,877,993)   (136,573) (2,741,420)

 Net increase (decrease) in net assets resulting from
  capital share transactions              320,561     242,154      78,407   1,457,942    (115,389)  1,573,331

 TOTAL INCREASE (DECREASE)
   IN NET ASSETS                          324,945     245,427      79,518     457,313    (100,650)    557,963

 NET ASSETS - Beginning of period             ---         ---         ---  14,079,450     136,730  13,942,720

 NET ASSETS - End of period              $324,945    $245,427     $79,518 $14,536,763     $36,080 $14,500,683


 SHARE TRANSACTIONS:
  Issued                                   50,902      44,658       6,244      64,263         786      63,477
  Reinvested                                  159         122          37     271,118         864     270,254
  Redeemed                                (25,410)    (25,410)        ---    (190,148)     (9,279)   (180,869)

 Change in shares                          25,651      19,370       6,281     145,233      (7,629)    152,862



 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                UTILITY GROWTH FUND         INTERNATIONAL
                                                           TOTAL      CLASS A     CLASS C    EQUITY FUND*
 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income                                   $33,999     $16,465     $17,534      ($15,575)
  Net realized gains (losses) from investment
   transactions, futures contracts
   and foreign currency                                   234,211     116,754     117,457      (163,883)
  Net change in unrealized appreciation (depreciation)
   of investments and foreign currency                    363,380     167,064     196,316      (114,004)
 Net increase (decrease) in net assets
  resulting from operations                               631,590     300,283     331,307      (293,462)

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (33,999)    (16,465)    (17,534)          ---
  From net realized gains                                (234,211)   (116,754)   (117,457)          ---
  In excess of net realized gains                             ---         ---         ---           ---
  Net decrease in net assets resulting
   from dividends and distributions                      (268,210)   (133,219)   (134,991)          ---

 CAPITAL TRANSACTIONS:
  Issued                                                  376,081     155,854     220,227    12,536,720
  Reinvested                                              260,528     128,843     131,685           ---
  Redeemed                                             (1,323,208)   (543,220)   (779,988)      (53,190)
 Net increase (decrease) in net assets resulting from
  capital share transactions                             (686,599)   (258,523)   (428,076)   12,483,530

 TOTAL INCREASE (DECREASE)
   IN NET ASSETS                                         (323,219)    (91,459)   (231,760)   12,190,068

 NET ASSETS - Beginning of period                       2,891,785   1,376,779   1,515,006           ---

 NET ASSETS - End of period                            $2,568,566  $1,285,320  $1,283,246   $12,190,068

 SHARE TRANSACTIONS:
  Issued                                                   24,093       9,531      14,562     1,004,830
  Reinvested                                               15,263       7,494       7,769           ---
  Redeemed                                                (83,469)    (34,239)    (49,230)       (4,358)

 Change in shares                                         (44,113)    (17,214)    (26,899)    1,000,472

* For the period from commencement of operations, August 1, 1997, and September 2, 1997 for the Core Equity Fund and International Equity Fund, respectively, through December 31, 1997.

 See accompanying notes to financial statements.


The Flex-Partners 1998 Annual Report Page 38

 FINANCIAL HIGHLIGHTS
 CORE EQUITY FUND

                                               Year ended                August 1, 1997* to
                                           December 31, 1998             December 31, 1997
                                          CLASS A      CLASS C          CLASS A      CLASS C

 Net Asset Value, Beginning of Period      $12.67       $12.66          $12.50       $12.50

 Income from Investment Operations:
  Net investment income                       ---        (0.01)           0.01        (0.01)
  Net gains (losses) from investments        2.88         2.90            0.24         0.24
  Total from investment operations           2.88         2.89            0.25         0.23

 Less Dividends and Distributions:
  From net investment income                  ---          ---           (0.01)         ---
  From net realized gains                   (0.23)       (0.23)          (0.05)       (0.05)
  In excess of net realized gains             ---          ---           (0.02)       (0.02)

  Total distributions                       (0.23)       (0.23)          (0.08)       (0.07)

 Net Asset Value, End of Period            $15.32       $15.32          $12.67       $12.66

 Total Return                               22.78%       22.85%           2.00%(2)     1.88%(2)

 Ratios/Supplementary Data
  Net assets, end of period ($000)         $5,375       $2,466            $245          $80
  Ratio of expenses to
   average net assets                        1.80%        1.97%           2.00%(3)     2.25%(3)
  Ratio of net investment income to
   average net assets                        0.09%       -0.11%           0.10%(3)    (0.13%)(3)
  Ratio of expenses to average net assets
   before waiver of fees                     3.13%        3.85%           9.50%(3)    16.67%(3)
  Ratio of net investment income to average
   net assets before waiver of fees         -1.24%       -1.99%          (7.40%)(3)  (14.55%)(3)
  Portfolio turnover(1)                     79.98%       79.98%         129.79%      129.79%

* Date of commencement of operations
(1) Represents turnover rate of corresponding portfolio
(2) Not Annualized
(3) Annualized

See accompanying notes to financial statements.


                                    The Flex-Partners 1998 Annual Report Page 39

 FINANCIAL HIGHLIGHTS
 TACTICAL ASSET ALLOCATION FUND

                                               Year ended               Year ended               Year ended          June 1, 1995*
                                            December 31, 1998        December 31, 1997        December 31, 1996     to Dec. 31, 1995
                                           CLASS A     CLASS C      CLASS A     CLASS C     CLASS A**     CLASS C       CLASS C

 Net Asset Value, Beginning of Period       $11.07     $12.25        $12.56     $13.52       $12.50        $13.26        $12.50

 Income from Investment Operations:
  Net investment income                       0.05       0.05          0.40       0.14         0.14          0.10         (0.02)
  Net gains (losses) from investments         3.07       3.38          1.78       2.26         0.55          0.57          1.84
  Total from investment operations            3.12       3.43          2.18       2.40         0.69          0.67          1.82

 Less Dividends and Distributions:
  From net investment income                 (0.05)     (0.05)        (0.40)     (0.14)       (0.14)        (0.10)          ---
  From net realized gains                    (0.27)     (0.30)        (2.93)     (3.17)       (0.49)        (0.31)        (1.06)
  In excess of net realized gains              ---        ---         (0.34)     (0.36)         ---           ---           ---

  Total distributions                        (0.32)     (0.35)        (3.67)     (3.67)       (0.63)        (0.41)        (1.06)

 Net Asset Value, End of Period             $13.87     $15.33        $11.07     $12.25       $12.56        $13.52        $13.26

 Total Return                                28.38%     28.13%        17.29%     17.71%        5.51%(2)      5.07%        14.57%(2)

 Ratios/Supplementary Data
  Net assets, end of period ($000)             $59    $14,982           $36    $14,501         $137       $13,943       $11,524
  Ratio of expenses to
   average net assets                         2.00%      2.10%         2.00%      2.10%        1.73%(3)      2.00%         1.97%(3)
  Ratio of net investment income to
   average net assets                         0.45%      0.39%         0.99%      0.86%        2.60%(3)      0.75%        (0.29%)(3)
  Ratio of expenses to average net assets
   before waiver of fees                     10.38%      2.48%         6.16%      2.50%        5.23%(3)      2.40%         2.80%(3)
  Ratio of net investment income to average
   net assets before waiver of fees          -7.93%      0.01%        (3.17%)     0.46%       (0.90%)(3)     0.35%        (1.12%)(3)
  Portfolio turnover(1)                     128.31%    128.31%       395.42%    395.42%      297.41%       297.41%       186.13%

* Date of commencement of operations
** August 1, 1996 (date of commencement of operations) to December 31, 1996
(1) Represents turnover rate of corresponding portfolio.
(2) Not Annualized
(3) Annualized

 See accompanying notes to financial statements.


The Flex-Partners 1998 Annual Report Page 40

FINANCIAL HIGHLIGHTS
UTILITY GROWTH FUND

                                              Year ended            Year ended           Year ended            July 11, 1995*
                                           December 31, 1998      December 31, 1997    December 31, 1996      to Dec. 31, 1995
                                          CLASS A    CLASS C     CLASS A    CLASS C    CLASS A   CLASS C     CLASS A     CLASS C

 Net Asset Value, Beginning of Period      $17.37    $17.17       $15.09    $14.91     $14.26    $14.27       $12.50     $12.50

 Income from Investment Operations:
  Net investment income                      0.23      0.16         0.22      0.19       0.29      0.26         0.12       0.10
  Net gains (losses) from investments        1.20      1.21         4.03      3.99       1.48      1.49         1.76       1.77
  Total from investment operations           1.43      1.37         4.25      4.18       1.77      1.75         1.88       1.87

 Less Dividends and Distributions:
  From net investment income                (0.21)    (0.16)       (0.22)    (0.19)     (0.29)    (0.26)       (0.12)     (0.10)
  From net realized gains                     ---       ---        (1.75)    (1.73)     (0.65)    (0.85)         ---        ---

  Total distributions                       (0.21)    (0.16)       (1.97)    (1.92)     (0.94)    (1.11)       (0.12)     (0.10)

 Net Asset Value, End of Period            $18.59    $18.38       $17.37    $17.17     $15.09    $14.91       $14.26     $14.27

 Total Return                                8.34%     8.08%       28.41%    28.25%     12.61%    12.45%       15.11%(2)  15.07%(2)

 Ratios/Supplementary Data
  Net assets, end of period ($000)         $1,550    $1,299       $1,285    $1,283     $1,377    $1,515         $641       $782
  Ratio of expenses to
   average net assets                        2.00%     2.25%        2.00%     2.25%      1.75%     2.00%        1.75%(3)   2.00%(3)
  Ratio of net investment income to
   average net assets                        1.20%     0.93%        1.36%     1.21%      2.03%     1.85%        2.17%(3)   1.72%(3)
  Ratio of expenses to average net assets
   before waiver of fees                     3.80%     4.31%        4.03%     4.51%      4.37%     4.65%       22.70%(3)  13.37%(3)
  Ratio of net investment income to average
   net assets before waiver of fees         -0.60%    -1.13%       (0.67%)    (1.05%)   (0.59%)   (0.80%)     (18.78%)(3) (9.55%)(3)
  Portfolio turnover(1)                     51.36%    51.36%       41.22%     41.22%    50.79%    50.79%        5.06%      5.06%

* Date of commencement of operations
(1) Represents turnover rate of corresponding portfolio
(2) Not Annualized
(3) Annualized

 See accompanying notes to financial statements.


                                    The Flex-Partners 1998 Annual Report Page 41

 FINANCIAL HIGHLIGHTS
 INTERNATIONAL EQUITY FUND

                                           Year ended     Sept. 2, 1997* to
                                          Dec. 31, 1998     Dec. 31, 1997

 Net Asset Value, Beginning of Period         $12.18          $12.50

 Income from Investment Operations:
  Net investment income                        (0.02)          (0.02)
  Net gains (losses) from investments           2.43           (0.30)
  Total from investment operations              2.41           (0.32)

 Less Dividends and Distributions:
  In excess of net investment income           (0.04)            ---
  From net realized gains                      (0.08)            ---

  Total distributions                          (0.12)            ---

 Net Asset Value, End of Period               $14.47          $12.18

 Total Return                                  19.78%          (2.56%)(1)

 Ratios/Supplementary Data
  Net assets, end of period ($000)           $18,273         $12,190
  Ratio of expenses to
   average net assets                           2.00%           2.00%(2)
  Ratio of net investment income to
   average net assets                          -0.18%          (0.43%)(2)
  Ratio of expenses to average net assets
   before waiver of fees                        2.17%           2.68%(2)
  Ratio of net investment income to average
   net assets before waiver of fees            -0.35%          (1.11%)(2)
  Portfolio turnover                           86.13%          12.71%

* Date of commencement of operations
(1) Not Annualized
(2) Annualized


 See accompanying notes to financial statements.


The Flex-Partners 1998 Annual Report Page 42

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1.   ORGANIZATION

The Flex-Partners Trust (the "Trust") was organized in 1992 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers five series, and it is presently comprised of five separate funds as follows: Core Equity Fund, Tactical Asset Allocation Fund (formerly TAA Fund), Utility Growth Fund (formerly BTB Fund), International Equity Fund (each a "Fund" and collectively the "Funds") and Institutional Fund. Each Fund, except International Equity Fund, invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                         Percentage of Portfolio
                                                           Owned by Fund as of
Fund                             Portfolio                  December 31, 1998
----                             ---------                  -----------------
Core Equity Fund                 Growth Stock Portfolio            16%
Tactical Asset Allocation Fund   Mutual Fund Portfolio             11%
Utility Growth Fund              Utilities Stock Portfolio         21%

The investment objective of the International Equity Fund is to seek long-term growth from investing primarily in equity securities of foreign issuers.

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund. The financial statements of the Institutional Fund are are separately reported.

2.   SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Each Fund, except International Equity Fund, values its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is further described at Note 2 of the Portfolios' Notes to Financial Statements.

Securities owned by the International Equity Fund are valued at 3:00 pm Eastern Time based on the last sales price, or, lacking any sales, at the closing bid prices.

Deferred Trustee Compensation

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amount are invested in the shares of the Flex-funds and Flex-Partners Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Foreign Currency Translation

Accounting records of the Funds are maintained in U.S. dollars. The value of securities, other assets and liabilities of the International Equity Fund denominated in foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

Forward Currency Contracts

The International Equity Fund may enter into forward foreign currency exchange contracts ("forwards") for purposes of hedging against either specific transactions or portfolio positions. Forwards are agreements between two parties to exchange currencies at a set price on a future date. The market value of


                                    The Flex-Partners 1998 Annual Report Page 43
forwards fluctuates with changes in currency exchange rates. The forward is marked-to-market daily, and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is offset by entry into a closing transaction or extinguished by delivery of the currency, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. Risks may arise upon entering forwards from the potential inability of counterparties to meet the terms of the forwards or from unanticipated fluctuations in the value of the foreign currency relative to the U.S. dollar.

Income Taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

Distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. Core Equity Fund and Tactical Asset Allocation Fund declare dividends from net investment income on a quarterly basis. Utility Growth Fund declares dividends from net investment income on a monthly basis. International Equity Fund declares dividends from net investment income on an annual basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, differing treatment of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio, and differing treatment of gains and losses realized in transactions denominated in foreign currency. Permanent book and tax basis differences have been reclassified among the components of net assets.

Organizational Costs

The costs related to the organization of each of the four Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period.

Investment Income & Expenses

The funds record daily their proportionate share of the Portfolios' income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis. Expenses of each Fund, other than expenses incurred pursuant to the Class A and Class C distribution and shareholder services plans, are allocated to the separate classes based on their relative net assets or other appropriate basis.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Sector Capital Management, Inc., Miller/Howard Investments, Inc., and Commercial Union Investment Management, LTD serve as subadvisor of the Growth Stock Portfolio, the Utilities Stock Portfolio, and the International Equity Fund, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc. For such services, the International Equity Fund pays RMA monthly fees at the annual rate of 1.00% of the average daily net asset value of the Fund.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of $15 per active shareholder account or 0.10% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.


The Flex-Partners 1998 Annual Report Page 44

RMA has voluntarily agreed to reimburse the Funds for the amount by which annual expenses of each Fund including expenses allocated from its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed certain limitations. Such reimbursement is limited to the total of fees charged the Fund by RMA and MFSCo. The limitations currently in place are as follows:



                                            Annual expense limitation as a
Fund                                     percentage of average daily net assets

Core Equity Fund -- Class A                             1.80%*
Core Equity Fund -- Class C                             1.95%*
Tactical Asset Allocation Fund -- Class A               2.00%
Tactical Asset Allocation Fund -- Class C               2.10%
Utility Growth Fund -- Class A                          2.00%
Utility Growth Fund -- Class C                          2.25%
International Equity Fund -- Class A                    2.00%

* Prior to March 31, 1998, the annual expense limitation had been 2.00% and 2.25% of average daily net assets of the Core Equity Fund Class A shares and Class C shares, respectively.

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, RMA and MFSCo.

Pursuant to Rule 12b-1 of the Act, each Fund has adopted two Distribution Plans (the "Plans") with Advisor Dealer Services (the "Distributor"). Under the provisions of the Plans, each Fund pays the Distributor an annual fee, at a maximum rate of 0.25% and 0.75% of average daily net assets of Class A shares and Class C shares, respectively, to aid in the distribution of Fund shares. Additionally, each Fund has adopted two Service Plans with the Distributor. Under the provisions of the Service Plans, each Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of Class A shares and Class C shares, to reimburse securities dealers for personal services or maintenance of shareholder accounts.

4.   SECURITIES TRANSACTIONS

For the year ended December 31, 1998, the cost of purchases and proceeds from sales or maturities of long-term investments for the International Equity Fund were $16,273,751 and $12,981,439, respectively. The cost of investments for federal income tax purposes and for financial reporting purposes is substantially the same.

5. FEDERAL INCOME TAX INFORMATION (unaudited)

At December 31, 1998, the Utility Growth Fund had unused capital loss carryforwards of $7,287 available to offset future gains, if any, for Federal income tax purposes. The capital loss carryforward expires 2006.

Capital gain distributions from long-term capital gains for the year ended December 31, 1998 were as follows:

Core Equity Fund                                $115,378
Tactical Asset Allocation Fund                   281,319
International Equity Fund                         19,961


                                    The Flex-Partners 1998 Annual Report Page 45

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
The Flex-Partners Trust

We have audited the accompanying statements of assets and liabilities of The Flex-Partners Trust (including, respectively, the Core Equity Fund, Tactical Asset Allocation Fund, Utility Growth Fund and International Equity Fund), including the portfolio of investments for the International Equity Fund, as of December 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Flex-Partners Trust management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. With respect to the International Equity Fund, our procedures included verification of securities owned as of December 31, 1998, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Flex-Partners Trust at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                                  KPMG LLP
                                                  Columbus, Ohio
                                                  February 19, 1999


The Flex-Partners 1998 Annual Report Page 46

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998


                                                    MUTUAL        GROWTH       UTILITIES
                                                     FUND          STOCK         STOCK
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO
Assets:
  Investments, at market value*                  $139,285,546   $48,940,754   $12,887,315
  Repurchase agreements, at cost*                      91,000     2,509,000       325,000
  Trustee deferred compensation investments, at        27,767         9,397         4,881
    market value
  Cash                                                  3,600         3,954         3,499
  Receivable for securities sold                   12,500,000           ---           ---
  Receivable for net variation margin on futures       16,350         5,300           ---
  Interest receivable                                   8,018           356            46
  Dividends receivable                                    ---        45,431        22,698
  Prepaid/Other assets                                 13,925         1,819         3,437

Total Assets                                      151,946,206    51,516,011    13,246,876


Liabilites:
  Payable for securities purchased                 11,000,000       262,923           ---
  Payable for Trustee Deferred Compensation Plan       27,767         9,397         4,881
  Payable to investment adviser                        92,531        43,454        10,658
  Accrued audit fees                                    6,136         5,775         6,356
  Accrued legal fees                                      919           458           915
  Accrued custodian fees                                3,293         5,131           799
  Accrued trustee fees                                  2,108           ---           ---
  Accrued fund accounting fees                          4,447         3,470         1,547
  Other accrued liabilities                             1,318        17,660         2,175

Total Liabilities                                  11,138,519       348,268        27,331


Net Assets                                       $140,807,687   $51,167,743   $13,219,545

Net Assets:
  Capital                                         117,592,789    40,504,295     9,826,161
  Net unrealized appreciation (depreciation)       23,214,898    10,663,448     3,393,384
    from investments
  Net Assets                                     $140,807,687   $51,167,743   $13,219,545

  *Securities at cost                            $116,177,998   $40,791,606    $9,818,931


  See accompanying notes to financial statements


                                    The Flex-Partners 1998 Annual Report Page 47

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                    MUTUAL       GROWTH     UTILITIES
                                                     FUND        STOCK        STOCK
                                                  PORTFOLIO    PORTFOLIO    PORTFOLIO
NET INVESTMENT INCOME
  Interest                                        $2,842,845     $351,842      $24,854
  Dividends                                          385,119      526,542      375,953

Total Investment Income                            3,227,964      878,384      400,807


Expenses:
  Investment advisory fees                         1,058,035      435,886      126,301
  Audit fees                                           9,823        9,599       10,135
  Custodian fees                                      13,496       27,603        3,257
  Trustees fees and expenses                          44,320       15,022        7,382
  Legal fees                                           1,576       10,572        1,066
  Amortization of organization cost                      224          ---        8,357
  Accounting fees                                     50,050       38,204       18,154
  Insurance                                            1,918          373           88
  Other expenses                                       7,553       10,278        9,568

Total Expenses                                     1,186,995      547,537      184,308

  Investment advisory fees waived                        ---       (4,431)         ---
  Directed brokerage payments received                   ---          ---       (2,246)

Total Net Expenses                                 1,186,995      543,106      182,062

NET INVESTMENT INCOME                              2,040,969      335,278      218,745

REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:

  Net realized gain from futures contracts         3,842,750    1,087,862          ---
  Net realized gain (loss) from investments        4,379,433    3,495,938     (364,390)
  Net change in unrealized appreciation
    (depreciation) of investments                 23,909,375    4,790,713    1,126,399

NET GAIN ON INVESTMENTS                           32,131,558    9,374,513      762,009

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                      $34,172,527   $9,709,791     $980,754


  See accompanying notes to financial statements


The Flex-Partners 1998 Annual Report Page 48

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                     MUTUAL         GROWTH       UTILITIES
                                                      FUND          STOCK          STOCK
                                                   PORTFOLIO      PORTFOLIO      PORTFOLIO
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                             $2,040,969       $335,278       $218,745
  Net realized gain (loss) from investments
    and futures contracts                            8,222,183      4,583,800       (364,390)
  Net change in unrealized appreciation
    (depreciation) of investments                   23,909,375      4,790,713      1,126,399
Net increase in net assets
  resulting from operations                         34,172,527      9,709,791        980,754

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                     21,876,913     74,136,798      6,977,776
  Withdrawals                                      (59,774,446)   (66,072,809)    (5,408,703)
Net increase (decrease) in net assets resulting
  from transactions of investors' beneficial
  interests                                        (37,897,533)     8,063,989      1,569,073

TOTAL INCREASE (DECREASE) IN NET ASSETS             (3,725,006)    17,773,780      2,549,827

NET ASSETS - Beginning of period                   144,532,693     33,393,963     10,669,718

NET ASSETS - End of period                        $140,807,687    $51,167,743    $13,219,545



                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                    MUTUAL        GROWTH       UTILITIES
                                                     FUND          STOCK         STOCK
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                            $2,965,765      $264,643      $158,538
  Net realized gain (loss) from investments
    and futures contracts                          22,734,137     5,302,202       769,055
  Net change in unrealized appreciation
    (depreciation) of investments                  (1,244,081)    2,709,218     1,487,258
Net increase in net assets
  resulting from operations                        24,455,821     8,276,063     2,414,851

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                    27,375,051    40,513,401     2,517,724
  Withdrawals                                     (42,837,747)  (39,809,183)   (2,227,211)
Net increase (decrease) in net assets resulting
  from transactions of investors' beneficial
  interests                                       (15,462,696)      704,218       290,513

TOTAL INCREASE (DECREASE) IN NET ASSETS             8,993,125     8,980,281     2,705,364

NET ASSETS - Beginning of period                  135,539,568    24,413,682     7,964,354

NET ASSETS - End of period                       $144,532,693   $33,393,963   $10,669,718

  See accompanying notes to financial statements


                                    The Flex-Partners 1998 Annual Report Page 49

FINANCIAL HIGHLIGHTS

MUTUAL FUND PORTFOLIO

                                                                   Year Ended December 31,
                                                 1998           1997             1996         1995         1994

   Net Assets, End of Period ($000)            $140,808       $144,533         $135,540     $122,109      $83,185
   Ratio of Expenses to Average Net Assets        0.91%          0.89%            0.87%        0.95%        1.01%
   Ratio of Net Investment Income to
      Average Net Assets                          1.56%          2.08%            1.86%        1.26%        2.76%
   Portfolio Turnover Rate                      128.31%        395.42%          297.41%      186.13%      168.17%


GROWTH STOCK PORTFOLIO

                                                                    Year Ended December 31,
                                                 1998             1997             1996         1995         1994

   Net Assets, End of Period ($000)            $51,168          $33,394          $24,414      $24,537      $22,169
   Ratio of Expenses to Average Net Assets       1.25%            1.34%            1.24%        1.25%        1.23%
   Ratio of Net Investment Income to
      Average Net Assets                         0.77%            0.83%            2.33%        3.78%        2.35%
   Ratio of Expenses to Average Net Assets
      before waiver of fees                      1.26%            1.34%            1.24%        1.25%        1.23%
   Ratio of Net Investment Income to Average
      Net Assets before waiver of fees           0.76%            0.83%            2.33%        3.78%        2.35%
   Portfolio Turnover Rate                       79.98%          129.79%           81.66%      337.57%      102.76%


UTILITIES STOCK PORTFOLIO

                                                                                                             Period
                                                              Year Ended December 31,                   June 21, 1995* to
                                                      1998               1997                1996       December 31, 1995

   Net Assets, End of Period ($000)                 $13,220            $10,670              $7,964            $4,291
   Ratio of Expenses to Average Net Assets            1.44%              1.60%               1.61%             2.32%(1)
   Ratio of Net Investment Income to
      Average Net Assets                              1.73%              1.79%               2.24%             2.09%(1)
   Ratio of Expenses to Average Net Assets
      before directed brokerage payments              1.46%              1.65%               1.66%             2.40%(1)
   Ratio of Net Investment Income to Average Net
      Assets before directed brokerage payments       1.71%              1.74%               2.19%             2.01%(1)
   Portfolio Turnover Rate                           51.36%             41.22%              50.79%             5.06%

(1) Annualized
* Date of commencement of operations


See accompanying notes to financial statements


The Flex-Partners 1998 Annual Report Page 50

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1.   ORGANIZATION

Each Fund of The Flex-Partners Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio.

The investment objective of each Portfolio is as follows:

The Mutual Fund Portfolio seeks growth of capital through investment in the shares of other mutual funds.

The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Deferred Trustee Compensation

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of the Flex-funds and Flex-Partners Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.


                                    The Flex-Partners 1998 Annual Report Page 51

Futures & Options

Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as a gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded in as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

During the year ended December 31, 1998, the Portfolios had the following activity in futures contracts and written option contracts:

                                                     LONG CONTRACTS
                                        NUMBER OF CONTRACTS    NOTIONAL AMOUNT
--------------------------------------------------------------------------------
MUTUAL FUND PORTFOLIO:
Outstanding, beginning of year                110               $25,064,900
Contracts opened                            1,282               132,898,050
Contracts closed                           (1,372)             (151,688,950)
Outstanding, end of year                       20                 6,274,000

Growth Stock Portfolio:
Outstanding, beginning of year                  7                $1,711,037
Contracts opened                              321                82,010,900
Contracts closed                             (321)              (81,666,062)
Outstanding, end of year                        7                 2,055,875


Letter of Credit

Each Portfolio has pledged as collateral a U.S. Government security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

Income Taxes

The Portfolios will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

Organizational Costs

The costs related to the organization of each Portfolio have been deferred and are being amortized by the Portfolio on a straight-line basis over a five-year period. Such costs for Mutual Fund Portfolio and Growth Stock Portfolio have been fully amortized.


The Flex-Partners 1998 Annual Report Page 52

Securities Transactions

The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Sector Capital Management, Inc. and Miller/Howard Investments, Inc. serve as subadvisor of the Growth Stock Portfolio and the Utilities Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services the Portfolios pay monthly fees based upon the average daily value of each Portfolio's net assets at the following annual rate: 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million..

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of: a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or b. $7,500.

Certain officers and trustees of the Portfolios are also officers or directors of MII, RMA and MFSCo.

4.   SECURITIES TRANSACTIONS

For the year ended December 31, 1998, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

Portfolio                             Purchases               Sales
---------                             ---------               -----
Mutual Fund Portfolio                $199,485,528         $145,269,691
Growth Stock Portfolio                 37,169,893           29,958,979
Utilities Stock Portfolio               7,985,042            6,219,080

As of December 31, 1998, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax was as follows:

                                                                  Net unrealized
                       Cost basis of   Unrealized    Unrealized    appreciation
Portfolio               investments   appreciation  depreciation  (depreciation)
---------               -----------   ------------  ------------  --------------
Mutual Fund Portfolio   $116,197,093   $23,275,127     ($79,324)    $23,195,803
Growth Stock Portfolio    40,817,038    11,886,639   (1,248,623)     10,638,016
Utilities Stock Portfolio  9,818,931     3,663,864     (270,480)      3,393,384


                                    The Flex-Partners 1998 Annual Report Page 53

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the Growth Stock Portfolio, Mutual Fund Portfolio and Utilities Stock Portfolio

We have audited the accompanying statements of assets and liabilities of the Growth Stock Portfolio, Mutual Fund Portfolio and Utilities Stock Portfolio (Portfolios), including the portfolios of investments, as of December 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1998, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Stock Portfolio, Mutual Fund Portfolio and Utilities Stock Portfolios at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                                  KPMG LLP
                                                  Columbus, Ohio
                                                  February 19, 1999


The Flex-Partners 1998 Annual Report Page 54

                         MANAGER AND INVESTMENT ADVISER
                             R. Meeder & Associates
                              6000 Memorial Drive
                                 P.O. Box 7177
                               Dublin, Ohio 43017

                    SUBADVISER/THE UTILITIES STOCK PORTFOLIO
                        Miller/Howard Investments, Inc.
                    141 Upper Byrdcliffe Road, P.O. Box 549
                           Woodstock, New York 12498

                     SUBADVISER/THE GROWTH STOCK PORTFOLIO
                        Sector Capital Management L.L.C.
                         5350 Poplar Avenue, Suite 490
                            Memphis, Tennesse 38119

                               BOARD OF TRUSTEES
                             Milton S. Bartholomew
                             Dr. Roger D. Blackwell
                                  James Didion
                               Charles Donabedian
                               William L. Gurner
                             Robert S. Meeder, Sr.
                             Robert S. Meeder, Jr.
                                Lowell G. Miller
                                Jack Nicklaus II
                                 Walter L. Ogle
                               Philip A. Voelker

                                   CUSTODIAN
                           Star Bank, N.A. Cincinnati
                             Cincinnati, Ohio 45201

                    TRANSFER AGENT DIVIDEND DISBURSING AGENT
                            Mutual Funds Service Co.
                              6000 Memorial Drive
                               Dublin, Ohio 43017

                                    AUDITORS
                                    KPMG LLP
                              Columbus, Ohio 43215


                                    The Flex-Partners 1998 Annual Report Page 55

THE FLEX-PARTNERS
P.O. Box 7177
Dublin, Ohio 43017